TABLE OF CONTENTS

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Learn about each Fund's Objective, Principal Investment Strategies, Principal
Risks, Performance and Expenses.
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                 MONEY MARKET FUND                                        1
                 INSTITUTIONAL MONEY MARKET FUND                          1
                 U.S. TREASURY MONEY MARKET FUND                          3
                 U.S. GOVERNMENT MONEY MARKET FUND                        3
                 TAX-EXEMPT MONEY MARKET FUND                             6
                 SHORT-TERM BOND MARKET FUND                              9
                 INTERMEDIATE BOND MARKET FUND                            9
                 BOND IMMDEX/TM FUND                                      9
                 TAX-EXEMPT INTERMEDIATE BOND FUND                       16
                 BALANCED INCOME FUND                                    21
                 BALANCED GROWTH FUND                                    26
                 GROWTH AND INCOME FUND                                  31
                 EQUITY INDEX FUND                                       35
                 GROWTH FUND                                             39
                 SPECIAL GROWTH FUND                                     43
                 EMERGING GROWTH FUND                                    47
                 MICROCAP FUND                                           51
                 INTERNATIONAL EQUITY FUND                               55
                 TYPES OF INVESTMENT RISK                                60
                 INVESTING WITH FIRSTAR FUNDS                            68
                       SHARE CLASSES AVAILABLE                           68
                       SALES CHARGES AND WAIVERS                         69
                       PURCHASE OF SHARES                                73
                       BUYING SHARES                                     73
                       REDEMPTION OF SHARES                              76
                       EXCHANGES OF SHARES                               78
                       ADDITIONAL SHAREOWNER SERVICES                    79
                 ADDITIONAL INFORMATION                                  80
                       DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES  80
                       MANAGEMENT OF THE FUNDS                           81
                       NET ASSET VALUE AND DAYS OF OPERATION             85
                 APPENDIX                                                87
                       FINANCIAL HIGHLIGHTS                              87

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING THE RISK THAT YOU MAY LOSE MONEY.


MONEY MARKET FUND AND INSTITUTIONAL MONEY MARKET FUND
OBJECTIVE
The investment objective of the Money Market Fund and the Institutional Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
Each Fund invests principally in short-term, high quality, dollar-denominated money market debt obligations generally maturing in 397 days or less. These obligations may be issued by entities including domestic and foreign corporations, banks and other financial institutions and other types of entities or by investment companies, or they may be issued or guaranteed by a U.S. or foreign government, agency, instrumentality or political subdivision.


Each Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the securities are unrated, they must be of comparable quality, as determined at the time of acquisition.

Each Fund maintains an average maturity of 90 days or less.


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Funds are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value.

An investment in the Funds is not a deposit of Firstar Bank and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

BAR CHART AND PERFORMANCE TABLE
The following bar chart and table provide an indication of the risks of investing in a Fund by showing changes in the performance of a Fund's shares from year to year. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced.

              Year-by-year total return as of 12/31 each year (%)
              Money Market                     Institutional Money Market
1998              5.14                                     5.38
1997              5.14                                     5.39
1996              5.00                                     5.26
1995              5.54                                     5.81
1994              3.84                                     4.08
1993              2.67                                     2.90
1992              3.42                                     3.58
1991              5.87
1990              8.05
1989              8.98


                                         INSTITUTIONAL
                                          MONEY MARKET            MONEY MARKET
                                              FUND                    FUND
                 BEST QUARTER:          Q 2  '95 1.46%          Q 2  '89 2.33%
                 WORST QUARTER:         Q 2  '93 0.70%          Q 2  '93 0.64%


                 AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
                                                                 SINCE INCEPTION
                                   1 YEAR  5 YEARS   10 YEARS   (INCEPTION DATE)
Institutional Money
  Market Fund                        5.38%    5.18%        -            4.70%
                                                                 (Apr. 26, 1991)
Money Market Fund                    5.14%    4.93%      5.35%


The 7-day yield for the period ended on 12/31/98 for the Money
Market Fund and the Institutional Money Market Fund was 4.76% and 4.84%, respectively, and without giving effect to fee waivers was 4.53% and 4.58%, respectively. Figures reflect past performance. Yields will vary. You may call 1-800-228-1024 to obtain the current 7-day yield of the Money Market Fund and the Institutional Money Market Fund.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund and Institutional Money Market Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                  DISTRIBUTION                  TOTAL ANNUAL
                    MANAGEMENT    AND SERVICE       OTHER      FUND OPERATING
                     FEES<F1>   (12B-1)FEES<F2>  EXPENSES<F3>   EXPENSES<F4>
Money Market Fund     0.50%          0.03%          0.35%           0.88
Institutional Money
     Market Fund      0.50%          0.00%          0.14%          0.64%

<F1> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Money Market and Institutional Money Market Funds during the current fiscal year. As a result of the fee waiver, current management fees of the Money Market and Institutional Money Market Fund, are 0.37% and 0.29%, respectively, of such Fund's average daily net assets. These waivers are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Funds' consent.

<F2> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the shares. The Money Market Fund (but not the Institutional Money Market
Fund) intends to pay 12b-1 fees with respect to the Retail shares for the current fiscal year.

<F3> "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above. The Money Market Fund has a Shareowner Service Plan permitting it to pay Shareowner Servicing fees to institutions (described below under the heading "Management of the Funds
- Shareowner Organizations") equal to up to 0.25% of the Fund's average daily net assets. The Fund does not intend to pay Shareowner Servicing fees for the current fiscal year, and "Other Expenses" does not reflect such fees. The administrator of the Funds has voluntarily agreed that a portion of the administration fee will not be imposed on the Institutional Money Market Fund during the current fiscal year. As a result of the fee waiver, "Other Expenses" of the Institutional Money Market Fund are estimated to be 0.10%. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.

<F4> As a result of the fee waivers set forth in notes 1 and 3, the Total Annual
Fund Operating Expenses of the Money Market Fund and Institutional Money Market Fund are estimated to be 0.75% and 0.39%, respectively, for the current fiscal year. Although the fee waivers are expected to remain in effect for the current fiscal year, these waivers are voluntary and may be terminated at any time at the option of the Adviser or administrator.

A contingent deferred sales charge may be payable upon redemption of the Money Market Fund shares which were acquired upon exchange for Retail B Shares. The contingent deferred sales charge is described under the heading of "Investing with Firstar Funds - Contingent Deferred Sales Charge - Retail B Shares."

A fee of $12.00 is charged for each wire redemption (Money Market Fund only) and $15.00 for each non-systematic withdrawal from a retirement account for which Firstar Bank, Milwaukee, N.A. is custodian.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS
               Money Market Fund                $90      $281    $488    $1,084
               Institutional Money Market Fund  $65      $205    $357    $1,798

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.


U.S. TREASURY MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVES
The investment objective of the U.S. Treasury Money Market Fund is to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value.

The investment objective of the U.S. Government Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations).

Each of these investment objectives may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.


PRINCIPAL INVESTMENT STRATEGIES
The U.S. Treasury Money Market Fund invests in short term, dollar-denominated debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. Treasury. During normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations.


The U.S. Government Money Market Fund invests in short term debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations. The Fund also invests in variable and floating rate instruments and repurchase agreements.

Each Fund maintains an average maturity of 90 days or less.


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

--------------------------------------------------------------------------------
Even though the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund purchase mostly U.S. government obligations, shares of the Funds are not themselves issued or guaranteed by any government agency.
--------------------------------------------------------------------------------


The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Funds are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value.


For the U.S. Government Money Market Fund, there can be no assurance that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.


An investment in the Funds is not a deposit of Firstar Bank and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

BAR CHART AND PERFORMANCE TABLE
The following bar chart and table provide an indication of the risks of investing in a Fund by showing changes in the performance of a Fund's shares from year to year. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced.


              Year-by-year total return as of 12/31 each year (%)
         U.S. Government Money Market    U.S. Treasury Money Market
1998                 4.95                            4.65
1997                 4.97                            4.78
1996                 4.92                            4.76
1995                 5.39                            5.21
1994                 3.76                            3.57
1993                 2.61                            2.57
1992                 3.30                            3.19
1991                 5.56
1990                 7.71
1989                 8.70

                   U.S. TREASURY                   U.S. GOVERNMENT
                 MONEY MARKET FUND               MONEY MARKET FUND
BEST QUARTER:    Q 2  '95     1.34%              Q 2  '89       2.24%
WORST QUARTER:   Q 2  '93     0.62%              Q 2  '93       0.63%


AVERAGE ANNUAL TOTAL
  RETURN AS OF 12/31/98
                                1 YEAR  5 YEARS   10 YEARS    SINCE INCEPTION
                                                              (INCEPTION DATE)
U.S. TREASURY MONEY MARKET FUND   4.65%    4.59%       -             4.19%
                                                               (Apr. 29, 1991)
U.S. GOVERNMENT                  4.95%    4.79%     5.17%
MONEY MARKET FUND

The 7-day yield for the period ended on 12/31/98 for the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund was 4.09% and 4.44%, respectively, and without giving effect to fee waivers was 3.95% and 4.36%, respectively. Figures reflect past performance. Yields will vary. You may call 1-800-228-1024 to obtain the current 7-day yield of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
                                  DISTRIBUTION                  TOTAL ANNUAL
                    MANAGEMENT    AND SERVICE       OTHER      FUND OPERATING
                     FEES<F1>   (12B-1)FEES<F2>  EXPENSES<F3>   EXPENSES<F4>
U.S. Treasury
  Money Market Fund   0.50%          0.00%          0.26%          0.76%
U.S. Government
 Money Market Fund    0.50%          0.00%          0.22%          0.72%

<F1> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the U.S. Treasury Money Market Fund during the current fiscal year. As a result of the fee waiver, current management fees of the U.S. Treasury Money Market Fund are 0.49% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.

<F2> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the shares. The Funds do not intend to pay 12b-1 fees with respect to the shares for the current fiscal year.

<F3> "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Funds not listed above. Each fund has in place a Shareowner Service Plan permitting the payment of a Shareowner Servicing fee to institutions (described below under "Management of the Funds - Shareowner Organizations") equal to up to 0.25% of each Fund's average daily net assets. The Funds do not intend to pay Shareowner Servicing fees during the current fiscal year, and "Other Expenses" does not reflect such fees.

<F4> As a result of the fee waivers set forth in note 1, the Total Annual Fund
Operating Expenses of the U.S. Treasury Money Market Fund are estimated to be 0.75% for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, the waiver is voluntary and may be terminated at any time at the option of the Adviser.

A contingent deferred sales charge may be payable upon redemption of U.S. Treasury Money Market Fund or U.S. Government Money Market Fund shares which were acquired upon exchange for Retail B Shares. The contingent deferred sales charge is described under the heading "Investing with Firstar Funds - Contingent Deferred Sales Charge - Retail B Shares."

A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a retirement account for which Firstar Bank, Milwaukee, N.A. is custodian.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS
U.S. Treasury Money Market Fund                 $78      $243    $422     $942
U.S. Government Money Market Fund               $74      $230    $401     $894


In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.


TAX-EXEMPT MONEY MARKET FUND

OBJECTIVE
The investment objective of the Tax-Exempt Money Market Fund is to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests principally in a diversified portfolio of dollar-denominated debt obligations ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political sub divisions. The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the security is unrated, it must be of comparable quality to securities with those ratings, as determined at the time of acquisition. During normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations which are exempt from federal income taxes with remaining maturities of 13 months or less. (Securities which are subject to demand features and certain U.S. government obligations may have longer maturities.) The Fund maintains an average portfolio maturity of 90 days or less.

The two principal classifications of municipal obligations which the Tax-Exempt Money Market Fund invests in are:

GENERAL OBLIGATION SECURITIES                         REVENUE SECURITIES
General obligation securities are secured by the      Revenue securities are
issuer's pledge of its full faith, credit and taxing  payable only from the
power for the payment of principal and interest.      revenues derived from a
                                                      particular facility or
                                                      class of facilities or, in
                                                      some cases, from the
                                                      proceeds of a special
                                                      excise tax or other
                                                      specific revenue source
                                                      such as the issuer of the
                                                      facility being financed.

Municipal obligations purchased by the Fund may include variable and floating rate instruments which are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument, the Fund may demand payment in full of the principal and interest.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

Municipal obligations which the Fund may acquire include municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

An investment in the Fund is not a deposit of Firstar Bank and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

BAR CHART AND PERFORMANCE TABLE
The following bar chart and table provide an indication of the risks of investing in a Fund by showing changes in the performance of a Fund's shares from year to year. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced.


              Year-by-year total return as of 12/31 each year (%)
           Tax-Exempt Money Market Fund
1998                   2.97
1997                   3.13
1996                   3.06
1995                   3.44
1994                   2.49
1993                   2.06
1992                   2.64
1991                   4.24
1990                   5.48
1989                   6.00

BEST QUARTER:   Q 2  '89      1.58%
WORST QUARTER:   Q 1  '94     0.50%
AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
                                             1 YEAR     5 YEARS     10 YEARS
TAX-EXEMPT MONEY MARKET FUND                 2.97%       3.02%       3.54%


The 7-day yield for the period ended on 12/31/98 for the Tax-Exempt Money Market Fund was 3.08% and without giving effect to fee waivers was 2.96%. Figures reflect past performance. Yields will vary. You may call 1-800-228-1024 to obtain the current 7-day yield of the Tax-Exempt Money Market Fund.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Money Market Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
                                  DISTRIBUTION                  TOTAL ANNUAL
                    MANAGEMENT    AND SERVICE       OTHER      FUND OPERATING
                     FEES<F1>   (12B-1)FEES<F2>  EXPENSES<F3>   EXPENSES<F4>
Tax-Exempt Money
  Market Fund         0.50%          0.00%          0.27%          0.77%

<F1> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Tax-Exempt Money Market Fund during the current fiscal year. As a result of the fee waiver, current management fees of the Fund are 0.48% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.

<F2> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the shares. The Fund does not intend to pay 12b-1 fees with respect to the shares for the current fiscal year.

<F3> "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above. The Fund has in place a Shareowner Service Plan permitting the payment of a Shareowner Servicing fee to institutions (described below under "Management of the Funds - Shareowner Organizations") equal to up to 0.25% of the Fund's average daily net assets. The Fund does not intend to pay Shareowner Servicing fees during the current fiscal year, and "Other Expenses" does not reflect such fees.

<F4> As a result of the fee waiver set forth in note 1, the Total Annual Fund
Operating Expenses of the Fund are estimated to be 0.75% for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

A contingent deferred sales charge may be payable upon redemption of Tax-Exempt Money Market Fund Shares which were acquired upon exchange for Retail B Shares. The contingent deferred sales charge is described under the heading "Investing with Firstar Funds - Contingent Deferred Sales Charge - Retail B Shares."

A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a retirement account for which Firstar Bank, Milwaukee, N.A. is custodian.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS
Tax-Exempt Money Market Fund                    $79      $246    $428     $954


In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.


SHORT-TERM BOND MARKET FUND, INTERMEDIATE BOND MARKET FUND
AND BOND IMMDEX/TM FUND

OBJECTIVES
The investment objective of the Short-Term Bond Market Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Corporate Bond Index (the "Lehman 1-3 Index").

The investment objective of the Intermediate Bond Market Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index (the "Lehman Intermediate Index").

The investment objective of the Bond IMMDEX/TM Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index (the "Lehman Index").


Each of these investment objectives may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.



Principal Investment Strategies

--------------------------------------------------------------------------------
                               DURATION DEFINED:
"Duration" is the average time it takes to receive expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. Duration usually defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure does not completely explain the interest rate sensitivity of a bond.
                                  FOR EXAMPLE
The duration of a 5-year zero coupon bond which pays no interest or principal until the maturity of the bond is 5 years. This is because a zero coupon bond produces no cash flow until the maturity date.

On the other hand, a coupon bond that pays interest semiannually and matures in 5 years will have a duration of less than 5 years reflecting the semiannual cash flows resulting from coupon payments.
--------------------------------------------------------------------------------

The Adviser attempts to make each Fund's duration and return comparable to those of its respective bond index, and to maintain an overall interest rate sensitivity for each Fund equivalent to its respective bond index.


The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest sensitivity and return objectives.


The effective dollar-weighted average portfolio maturity of each Fund will be more than one year but less than three years for the Short-Term Bond Market Fund; more than three years but less than ten for the Intermediate Bond Market Fund; and more than five years for the Bond IMMDEX/TM Fund during normal market conditions.

Each Fund typically holds less than 200 securities.


The Adviser will attempt to keep each Fund fully invested. Each Fund's policy is to invest at least 65% of total assets in the following types of debt securities:
   - U.S. government                                  - U.S. government agencies
   - Stripped U.S. government                         - Corporate
   - Collateralized mortgage obligations              - Medium-term notes
   - Asset-backed and mortgage-backed obligations     - Eurobonds


Debt obligations acquired by each Fund will be "investment grade," as rated by at least one rating agency. The Adviser may purchase unrated obligations that are determined by the Adviser to be comparable in quality to the rated obligations. Average quality for each Fund is expected to be at least the second highest rating category of S&P or Moody's. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security. If over 5% of the Fund's net assets consist of obligations which have fallen below the minimum rating, the Adviser will immediately sell the securities.

--------------------------------------------------------------------------------
                        INVESTMENT GRADE SECURITIES ARE:
                  securities rated in the highest 4 categories
                     by S&P, Moody's or another nationally
                           recognized rating agency.
--------------------------------------------------------------------------------


Although these Funds attempt to achieve returns comparable to those of their respective benchmark indices by maintaining a comparable duration (see "Strategies" for definition), these Funds are NOT index funds. Each Fund may invest more than 50% of their assets in securities not included in the index.


DESCRIPTION OF BOND INDICES
The bond indices measure the price changes of securities and the income provided by the securities. The bond indices are intended to measure performance of fixed-rate debt markets over given time intervals. The difference between the indices is the maturity range of the securities included. Each index is comprised of:

- U.S. Treasury securities                     - U.S. government agency
                                                 securities
- dollar-denominated debt of certain foreign   - investment-grade corporate
  sovereign or supranational entities            debt obligations

The indices require that investment-grade corporate debt obligations must:
- be fixed-rate debt (as opposed to variable-rate debt)

- have at least one year until maturity

- have a minimum outstanding par value of $100 million

- have a minimum quality rating of Baa by Moody's, BBB by S&P, or BBB by Fitch IBCA


The indices also require the following maturities for each debt obligation:

INDEX                         LENGTH OF MATURITY
Lehman 1-3 Index              From one to three years remaining until maturity

Lehman Intermediate Index     From one to 10 years remaining until maturity

Lehman Index                  From one to 30 years or more remaining until
                              maturity


The following chart depicts the number of bond issues and their aggregate dollar values as represented by the indices on October 31, 1998.


                                  BOND ISSUES          DOLLAR VALUE
Lehman 1-3 Index                     1,235            $1.0 trillion
Lehman Intermediate Index            4,512            $2.5 trillion
Lehman Index                         6,441            $3.6 trillion


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Funds are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.


Because of the smaller number of issues held by a Fund than its respective bond index, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the Fund to a greater degree than such events will influence its respective bond index and may prevent the Fund from attaining its investment objective for particular periods.


While the Adviser believes purchasing securities which are not in each Fund's respective index or not consistent with the "mix" of the index provides the opportunity to achieve an enhanced gross return compared to the index, the Adviser may err in its choices of securities or portfolio mixes. Further, the Adviser calculates the Funds' duration and average maturity based on certain estimates relating to the duration and maturity of the securities held by the Fund. The estimates used may not always be accurate, so the Adviser's calculations may be incorrect. Such errors could result in a negative return and a loss to you. In the event the performance of a Fund is not comparable to the performance of its respective index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

BAR CHART AND PERFORMANCE TABLE
Each Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year; and (b) how the average annual returns of a Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, each Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 3.75% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. Because the bar chart reflects Institutional share performance, it does not reflect the sales load applicable to Retail A and B shares. If the sales loads were reflected, performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.


Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                Bond          Intermediate      Short Term
               IMMDEX          Bond Market      Bond Market
          ----------------  ----------------   -------------
1998            9.20              7.91              6.57
1997            9.43              7.34              6.39
1996            3.08              4.06              4.99
1995           19.55             15.25             10.73
1994           -3.06             -2.09              0.93
1993           10.96               --               6.46
1992            7.56               --               6.85
1991           16.58               --              13.50
1990            8.22               --               7.62
1989
                         SHORT-TERM         INTERMEDIATE            BOND
                        BOND MARKET         BOND MARKET            IMMDEX
                            FUND                FUND                FUND
      BEST QUARTER:   Q 4  '91 4.18%       Q 2  '955.02%      Q2  '95 6.65%
      WORST QUARTER:  Q 4  '92(0.21)%      Q 1  '94(2.04)%    Q1  '94(2.90)%


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
(Retail A Shares and Institutional Shares)
                                                               SINCE INCEPTION
                                 1 YEAR  5 YEARS   10 YEARS    (INCEPTION DATE)
SHORT-TERM BOND MARKET FUND -
 Retail A Shares                  2.31%    4.85%    6.95%             -
Institutional Shares              6.57%    5.87%    7.47%             -
LEHMAN BROTHERS 1-3 YEAR
 GOVERNMENT/CORPORATE BOND INDEX  6.98%    6.00%    7.42%             -

INTERMEDIATE BOND MARKET FUND -
 Retail A Shares                  3.61%    5.33%      -             5.89%
                                                               (Jan. 5, 1993)
Institutional Shares              7.91%    6.34%      -             6.74%
                                                               (Jan. 5, 1993)
LEHMAN BROTHERS INTERMEDIATE
 GOVERNMENT/CORPORATE BOND INDEX  8.44%    6.60%      -             6.90%

BOND IMMDEX/TM FUND -
 Retail A Shares                  4.85%    6.35%    8.89%             -

 Institutional Shares             9.20%    7.37%    9.41%             -

LEHMAN BROTHERS GOVERNMENT/
 CORPORATE BOND INDEX             9.47%    7.30%    9.33%             -


Each of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, Intermediate Government/Corporate Bond Index and Government/Corporate Bond Index is a widely-recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Securities included in the Lehman Brothers 1-3 Year Gov't./Corp. Bond Index must meet the following criteria: not less than one year to maturity; not more than three years remaining to maturity.

Securities included in the Lehman Brothers Intermediate Gov't./Corp. Bond Index must meet the following criteria: remaining maturity of one to ten years; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Securities included in the Lehman Brothers Gov't./Corp. Bond Index must meet the following criteria: not less than one year to maturity; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.


The performance of the Short-Term Bond Market and Bond IMMDEX/TM Fund for the period prior to December 29, 1989 is represented by the performance of collective investment funds ("collective investment funds") which operated prior to the effectiveness of the registration statement of the Firstar Short-Term Bond Market and Bond IMMDEX/TM Funds. At the time of the Firstar Short-Term Bond Market and Bond IMMDEX/TM Funds' inception, each collective investment fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as its corresponding Firstar Fund. In connection with the Firstar Short-Term Bond Market and Bond IMMDEX/TM Funds' commencement of operations, on December 29, 1989, each collective investment fund transferred its assets to its Firstar Fund equivalent. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Short-Term Bond Market and Bond IMMDEX/TM Funds.

The collective investment funds were not open to the public generally, nor registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the collective investment funds had been registered under the 1940 Act, performance may have been adversely affected. Performance of the collective investment funds has been restated to reflect the Firstar Short-Term Bond Market and Bond IMMDEX/TM Funds' respective actual expenses during each such Fund's first fiscal year. Performance quotations of each collective investment fund represent past performance of the FIRMCO managed collective funds, which are separate and distinct from Firstar Short-Term Bond Market Fund and Bond IMMDEX/TM Fund; do not represent past performance of those Funds; and should not be considered as representative of future results of the Funds.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund.
                                      INSTITUTIONAL   RETAIL A    RETAIL B
SHAREOWNER FEES (fees paid directly       SHARES       SHARES      SHARES
  from your investment)

Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage
 of offering price)                        None        3.75%        None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)       None         None      5.00%<F1>

Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends           None         None        None

Redemption Fees                          None<F2>     None<F2>     None<F2>

Exchange Fees                              None         None        None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                     DISTRIBUTION                 TOTAL ANNUAL
                        MANAGEMENT   AND SERVICE       OTHER     FUND OPERATING
                         FEES<F4>  (12B-1)FEES<F5>  EXPENSES<F6>  EXPENSES<F7>
Short-Term Bond
 Market Fund - Retail A       0.60%        0.00%          0.52%         1.12%

Retail B<F3>                  0.60%        0.75%          0.52%         1.87%

Institutional                 0.60%        0.00%          0.27%         0.87%
Intermediate Bond
 Market Fund - Retail A       0.50%        0.00%          0.46%         0.96%

Retail B<F3>                  0.50%        0.75%          0.46%         1.71%

Institutional                 0.50%        0.00%          0.21%         0.71%

Bond IMMDEX/TM Fund -
 Retail A                     0.30%        0.00%          0.44%         0.74%

Retail B<F3>                  0.30%        0.75%          0.44%         1.49%

Institutional                 0.30%        0.00%          0.19%         0.49%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but "Other Expenses" is restated to reflect estimated expenses for Retail B Shares.


<F4> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Short-Term Bond Market Fund and Intermediate Bond Market Fund during the current fiscal year. As a result of the fee waiver, current management fees of the Short-Term Bond Market and Intermediate Bond Market Funds, are 0.30% and 0.36%, respectively, of such Fund's average daily net assets. These waivers are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Funds' consent.


<F5> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the Retail A Shares. The Funds do not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The funds do not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F6> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Funds not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions (described below under the heading "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of each Fund's Retail A Shares and Retail B Shares.

<F7> As a result of the fee waivers set forth in note 4, the Total Annual Fund
Operating Expenses of the Short-Term Bond Market Fund and Intermediate Bond Market Fund are estimated to be 0.82% and 0.82% for the Retail A Shares of each Fund, 1.57% and 1.57% for the Retail B Shares of each Fund and .57% and .57% for the Institutional Shares of each Fund, respectively, for the current fiscal year. Although the fee waivers are expected to remain in effect for the current fiscal year, these waivers are voluntary and may be terminated at any time at the option of the Adviser.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR   3 YEARS  5 YEARS  10 YEARS
Short-Term Bond Market Fund - Retail A Shares $485       $718     $969    $1,687

Short-Term Bond Market Fund - Retail B Shares

Assuming complete redemption at end of period  690        888     1,211    1,815

Assuming no redemption                         190        588     1,011    1,815

Short-Term Bond Market Fund - Institutional     89        278      482     1,073

Intermediate Bond Market Fund -
  Retail A Shares                              469        669      886     1,509

Intermediate Bond Market Fund -
  Retail B Shares
   Assuming complete redemption
     at end of period                          674        839     1,128    1,638

   Assuming no redemption                      174        539      928     1,638

Intermediate Bond Market Fund - Institutional    73        227      395      883

Bond IMMDEX/TM - Retail A Shares               448        603      771     1,259

Bond IMMDEX/TM - Retail B Shares

  Assuming complete redemption at
    end of period                              652        771     1,013    1,390

  Assuming no redemption                       152        471      813     1,390

Bond IMMDEX/TM - Institutional                   50        157      274      616

Retail B Shares convert to Retail A Shares six years after purchase; therefore,

Retail A Shares expenses are used in the hypothetical example after year six.


In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.


TAX-EXEMPT INTERMEDIATE BOND FUND

OBJECTIVE
The investment objective of the Tax-Exempt Intermediate Bond Fund is to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests principally in investment-grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. Except during temporary defensive periods, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes and will invest at least 65% of its total assets in bonds and debentures. The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund, and the Fund may invest in short-term municipal obligations and tax-exempt commercial paper.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest rate sensitivity and return objectives.

In pursuing its investment objective, the Fund invests in a diversified portfolio of municipal obligations (as defined above under "Tax-Exempt Money Market Fund"). Municipal obligations purchased by the Fund will be:

- investment grade at the time of purchase (i.e., BBB by S&P or Fitch IBCA or Baa by Moody's, or in the highest 4 categories by another nationally recognized rating agency)

- unrated at the time of purchase but determined to be of comparable quality by the Adviser

- municipal notes and other short-term obligations rated SP-1 by S&P or MIG-1 by Moody's

- tax-exempt commercial paper rated A-1 or higher by S&P or VMIG-1 by Moody's



After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. At the time, the Adviser will consider whether to continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency if the securities exceed 5% of the Fund's net assets.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.


The Fund may invest more than 25% of its total assets in municipal obligations issued by persons located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

Municipal obligations which the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

BAR CHART AND PERFORMANCE TABLE
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year; and (b) how the average annual returns of a Fund's Retail A and Institutional shares compare to those of a broad-based securities market index. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, each Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 3.75% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. Because the bar chart reflects Institutional share performance, the bar chart does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.


Year-by-year total return as of 12/31 each year (%)(Institutional Shares

1998            5.36
1997            6.05
1996            3.78
1995           10.51
1994           -1.73
1993
1992
1991
1990
1989

                 BEST QUARTER:     Q 1  '95        3.93%
                 WORST QUARTER:    Q 1  '94        (2.75)%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98 (Retail A Shares and Institutional Shares)
                                                              SINCE INCEPTION
                                   1 YEAR  5 YEARS   10 YEARS     (Feb. 8, 1993)
TAX-EXEMPT INTERMEDIATE BOND
 FUND - Retail A Shares              1.11%    3.71%       -             4.25%

Institutional Shares                 5.36%    4.72%       -             5.12%

LEHMAN BROTHERS 5-YEAR
 GENERAL OBLIGATION BOND INDEX      5.84%    5.36%       -             5.78%

The Lehman Brothers 5-Year General Obligation Bond Index is a widely recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index. To be included in this Index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of four to six years.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Intermediate Bond Fund.

                                          INSTITUTIONAL   RETAIL A  RETAIL B
SHAREOWNER FEES (fees paid directly           SHARES       SHARES    SHARES
 from your investment)
Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage
  of offering price)                           None        3.75%      None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)           None         None     5.00%<F1>

Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends               None         None      None
Redemption Fees                              None<F2>     None<F2>   None<F2>

Exchange Fees                                  None         None      None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                        DISTRIBUTION                TOTAL ANNUAL
                           MANAGEMENT   AND SERVICE       OTHER   FUND OPERATING
                            FEES<F4>  (12B-1)FEES<F5> EXPENSES<F6> EXPENSES<F7>

Tax-Exempt Intermediate
 Bond Fund - Retail A         0.50%        0.00%          0.56%         1.06%

Tax-Exempt Intermediate
 Bond Fund - Retail B<F3>     0.50%        0.75%          0.56%         1.81%

Tax-Exempt Intermediate
 Bond Fund - Institutional    0.50%        0.00%          0.31%         0.81%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but "Other Expenses" is restated to reflect estimated expenses for Retail B Shares.
<F4> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.36% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.

<F5> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F6> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions (described below under the heading "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

<F7> As a result of the fee waiver set forth in note 4, the Total Annual Fund
Operating Expenses of the Retail A, Retail B and Institutional Shares of the Fund are estimated to be 0.92%, 1.67% and 0.67%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR     3 YEARS   5 YEARS 10 YEARS
Tax-Exempt Intermediate Bond Fund -
  Retail A Shares                        $479       $700        $938   $1,621

Tax-Exempt Intermediate Bond Fund -
 Retail B Shares
  Assuming complete redemption at
   end of period                          684        869       1,180    1,749

  Assuming no redemption                  184        569         980    1,749

Tax-Exempt Intermediate Bond
 Fund - Institutional                     183        259         450    1,002

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.


BALANCED INCOME FUND

OBJECTIVE
The investment objective of the Balanced Income Fund is to provide current income and the preservation of capital by investing in a balanced portfolio of dividend-paying equity and fixed-income securities. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund selects and purchases common stocks of domestic companies that have a history of paying dividends. The Fund selects fixed-income securities, which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Intermediate Index. That Index is described under "Bond Funds - Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser, believes potential increases in price are limited.

The Fund plans to use a 50/50 method to invest its total assets - that means 50% in equity securities and 50% in fixed-income securities.

EQUITY SECURITIES                   50% (no less than 20%, no more than 60%)

FIXED-INCOME SECURITIES             50% (no less than 40%)

-----------------------------------------------------------------------------
NOTE: The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.
-----------------------------------------------------------------------------

EQUITY SECURITIES
The Fund primarily invests in common stock of domestic companies the Adviser considers to be well managed and to have "attractive fundamental financial characteristics." The Adviser also generally looks for companies with stock market capitalizations over $750 million. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share.

--------------------------------------------------------------------------------
The Adviser looks for companies with ATTRACTIVE FUNDAMENTAL FINANCIAL CHARACTERISTICS such as:
1. low debt
2. high return on equity
3. consistent revenue and earnings per share growth over the prior three to five years
--------------------------------------------------------------------------------

The Fund may also acquire bonds, notes, debentures and preferred stocks convertible into common stocks if they provide a current interest or dividend stream, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

FIXED INCOME

The Fund may purchase the following types of fixed-income securities. There are no maturity limitations.
- Corporate                                           - U.S. Treasury
- U.S. government agency                              - stripped U.S. government
- asset-backed and mortgage-backed obligations        - money market instruments
- U.S. government

Except for convertible securities, the Fund will purchase only debt obligations rated investment grade by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed-income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

BAR CHART AND PERFORMANCE TABLE
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year; and (b) how the average annual returns of a Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, each Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Year-by-year total return as of 12/31 each year (%)(Institutional Shares)
1998           15.58
1997           23.47
1996           17.83
1995           25.48
1994           -1.74
1993            8.79
1992            8.92
1991           31.95
1990            4.75
1989

                 BEST QUARTER:     Q 2  '97    10.40%
                 WORST QUARTER:    Q 3  '90    (5.43)%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98 (Retail A Shares and Institutional Shares)
                                             1 YEAR     5 YEARS     10 YEARS
BALANCED INCOME FUND - Retail A Shares       11.86%      14.80%      14.94%

Institutional Shares                         16.79%      15.93%      15.58%

S&P 500 INDEX                                28.58%      24.06%      19.21%

LIPPER BALANCED FUND INDEX                   15.09%      13.87%      12.97%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

The performance of Firstar Balanced Income Fund for the period prior to December 1, 1997 is the performance of a common trust fund managed by FIRMCO which operated during the periods prior to commencement of operations of the Firstar Balanced Income Fund using materially equivalent investment objectives, policies, guidelines and restrictions as Firstar Balanced Income Fund. The common trust fund transferred its assets to the Balanced Income Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Balanced Income Fund. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The performance of the common trust fund has been restated to reflect Firstar Balanced Income Fund's expenses for its first year of operations.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Income Fund.
                                         INSTITUTIONAL   RETAIL A    RETAIL B
SHAREOWNER FEES (fees paid directly         SHARES        SHARES      SHARES
  from your investment)

Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage
  of offering price)                         None         4.50%        None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)         None         None       5.00%<F1>
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends             None         None         None

Redemption Fees                            None<F2>      None<F2>    None<F2>

Exchange Fees                                None         None         None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                      DISTRIBUTION                  TOTAL ANNUAL
                        MANAGEMENT    AND SERVICE        OTHER    FUND OPERATING
                         FEES<F4>   (12B-1)FEES<F5>   EXPENSES<F6>  EXPENSES<F7>
Balanced Income Fund -
 Retail A                 0.75%          0.00%           0.89%          1.64%

Balanced Income Fund -
 Retail B<F3>             0.75%          0.75%           0.89%          2.39%

Balanced Income Fund -
 Institutional            0.75%          0.00%           0.64%          1.39%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but "Other Expenses" is restated to reflect estimated expenses for Retail B Shares.

<F4> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.33% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.

<F5> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F6> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

<F7> As a result of the fee waiver set forth in note 4, the Total Annual Fund
Operating Expenses of the Retail A, Retail B and Institutional Shares are estimated to be 1.22%, 1.97% and 0.97%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS
Balanced Income Fund - Retail A Shares          $609    $1,944  $1,302   $2,306

Balanced Income Fund - Retail B Shares
 Assuming complete redemption at end
  of period                                      742     1,045   1,475    2,370

  Assuming no redemption                         242       745   1,275    2,370

  Balanced Income Fund - Institutional           142       440     761    1,669

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.


BALANCED GROWTH FUND

OBJECTIVE
The investment objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests principally in a diversified portfolio of fixed-income and equity securities. Equity securities are selected on the basis of their potential for capital appreciation. The Fund selects fixed-income securities, which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Brothers Government/Corporate Bond Index. That Index is described under "Bond Fund - Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times.

INVESTMENT POLICY
FIXED INCOME             at least 25%

EQUITY SECURITIES        at least 50% (no more than 65%)

NOTE: The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

EQUITY SECURITIES
The Fund primarily invests in common stock of domestic and foreign companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 21 for examples of these characteristics). The Adviser also generally looks for companies with stock market capitalizations between $100 million and $50 billion. The Fund may also invest from time to time a portion of its assets in companies with larger or smaller market capitalizations.

The Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

FIXED INCOME
The Fund may purchase the following types of fixed-income securities. There are no maturity limitations.

   - Corporate                                      - U.S. Treasury
   - U.S. government agency                         - stripped U.S. government
   - asset-backed and mortgage-backed obligations   - money market instruments
   - U.S. government

Except for convertible securities the Fund will only acquire debt obligations that are rated "investment- grade" by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed-income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market moves and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

BAR CHART AND PERFORMANCE TABLE
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, the bar chart does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would have been reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.



YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (INSTITUTIONAL SHARES)

1998      16.51
1997      17.47
1996      12.63
1995      26.52
1994      -4.27
1993       8.24
1992
1991
1990
1989

  BEST QUARTER:  Q 3  '98     (7.98)%
 WORST QUARTER:  Q 4  '98     14.09%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98 (Retail A Shares and Institutional Shares)

                                                               SINCE INCEPTION
                             1 YEAR     5 YEARS     10 YEARS   (Mar. 30, 1992)
BALANCED GROWTH FUND -
 Retail A Shares             10.97%     12.04%         -            11.69%



Institutional Shares         16.51%     13.29%         -            12.62%

S&P 500 INDEX                28.58%     24.06%         -            20.75%

LIPPER BALANCED FUND INDEX   15.09%     13.87%         -            13.01%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Growth Fund.

                                     INSTITUTIONAL    RETAIL A      RETAIL B
SHAREOWNER FEES (fees paid              SHARES         SHARES        SHARES
  directly from your investment)

Maximum Sales Charge (Load) Imposed
 on Purchases as a percentage
 of offering price)                      None           4.50%         None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)     None           None       5.00%<F1>

Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends         None           None          None

Redemption Fees                        None<F2>       None<F2>      None<F2>

Exchange Fees                            None           None          None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                       DISTRIBUTION                 TOTAL ANNUAL
                          MANAGEMENT   AND SERVICE        OTHER   FUND OPERATING
                           FEES<F4>  (12B-1)FEES<F5>   EXPENSES<F6> EXPENSES<F7>
Balanced Growth Fund -
 Retail A                   0.75%         0.00%           0.49%         1.24%

Balanced Growth Fund -
 Retail B<F3>               0.75%         0.75%           0.49%         1.99%

Balanced Growth Fund -
 Institutional              0.75%         0.00%           0.24%         0.99%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but "Other Expenses" is restated to reflect estimated expenses for Retail B Shares.

<F4> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.73% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.

<F3> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F6> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

<F7> As a result of the fee waiver set forth in note 4, the Total Annual Fund
Operating Expenses of the Retail A, Retail B and Institutional Shares of the Fund are estimated to be 1.22%, 1.97% and 0.97%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS
Balanced Growth Fund - Retail A Shares          $571     $826   $1,100   $1,882

Balanced Growth Fund - Retail B Shares

  Assuming complete redemption at
   end of period                                 702      924    1,273    1,946

  Assuming no redemption                         202      624    1,073    1,946
Balanced Growth Fund - Institutional             101      315      547    1,213

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.


GROWTH AND INCOME FUND

OBJECTIVE
The investment objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES

COMMON STOCKS
The Fund selects common stocks primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of net assets are invested in income-producing equity securities. Each company initially selected must pay a current dividend.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

MEDIUM- TO LARGE-SIZED COMPANIES
The Fund generally invests in medium- to large-sized companies with stock market capitalizations over $1 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 21 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with smaller market capitalizations.

OTHER
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if they provide a current interest or dividend payment.

To an extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that in the opinion of the Adviser present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

BAR CHART AND PERFORMANCE TABLE
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (INSTITUTIONAL SHARES)

1998      22.77
1997      33.54
1996      25.03
1995      34.83
1994       0.14
1993       6.64
1992       5.48
1991      22.22
1990      -0.28
1989

                 BEST QUARTER:          Q 4  '98   17.77%
                 WORST QUARTER:         Q 3  '98  (9.72)%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98 (Detail A Shares and Institutional Shares)
                                                                 SINCE INCEPTION
                                   1 YEAR  5 YEARS   10 YEARS    (Dec. 29, 1989)
GROWTH AND INCOME FUND -
  Retail A Shares                  16.93%   21.22%      -             15.23%

  Institutional Shares             22.77%   22.57%      -             15.95%

S&P 500 INDEX                      28.58%   24.06%      -             17.89%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth and Income Fund.
                                           INSTITUTIONAL   RETAIL A   RETAIL B
SHAREOWNER FEES (fees paid                     SHARES       SHARES     SHARES
 directly from your investment)

Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage
  of offering price)                            None        4.50%       None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None         None    5.00%<F1>

Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None         None       None

Redemption Fees                               None<F2>     None<F2>   None<F2>

Exchange Fees                                   None         None       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                       DISTRIBUTION                TOTAL ANNUAL
                          MANAGEMENT   AND SERVICE        OTHER   FUND OPERATING
                             FEES    (12B-1)FEES<F4>   EXPENSES<F5>  EXPENSES
Growth and Income Fund -
 Retail A                   0.75%         0.00%           0.44%         1.19%

Growth and Income Fund -
 Retail B<F3>               0.75%         0.75%           0.44%         1.94%

Growth and Income Fund -
 Institutional              0.75%         0.00%           0.19%         0.94%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but "Other Expenses" is restated to reflect estimated expenses for Retail B Shares.

<F4> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F5> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS
Growth and Income Fund -
 Retail A Shares                                $566     $811   $1,075   $1,828

Growth and Income Fund -
  Retail B Shares
   Assuming complete redemption
    at end of period                             697      909   $1,247   $1,891

   Assuming no redemption                        197      609    1,047    1,891

Growth and Income Fund -
 Institutional                                   96       300      520    1,155

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.

EQUITY INDEX FUND

OBJECTIVE
The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors.

--------------------------------------------------------------------------------
THE FUND WILL HOLD STOCK OF APPROXIMATELY 400 TO 475 ISSUERS INCLUDED IN THE S&P 500 INDEX.
--------------------------------------------------------------------------------

The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations.

Rather than using traditional methods of investment management, index funds such as the Equity Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index.

The Fund does not expect to hold all of the stocks included in the S&P 500 Index at any particular time. However, the Adviser believes that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P 500 Index will be within +0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Co-Administrators or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts.

PRINCIPAL RISKS

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the large-cap portion of the U.S. stock market, as measured by the S&P 500 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever large-cap stocks perform less than mid- or small-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends).

If a large number of shareowners were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolio. This could have an adverse effect on the accuracy with which the Fund matches the performance of the S&P 500 Index.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P 500 Index. Such sales may result in:
- lower prices, or
- losses, that may not have been incurred if the Adviser did not have to purchase or sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.

BAR CHART AND PERFORMANCE TABLE
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)(INSTITUTIONAL SHARES)
1998      28.72
1997      32.59
1996      22.65
1995      36.98
1994       1.02
1993       9.11
1992       6.97
1991      29.96
1990      -3.29
1989

                 BEST QUARTER:     Q 4  '98     21.52%
                 WORST QUARTER:    Q 3  '90    (13.60)%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98 (Retail A Shares and Institutional Shares)
                                             1 YEAR     5 YEARS     10 YEARS
EQUITY INDEX FUND -
 Retail A Shares                             22.62%      22.33%      18.08%

 Institutional Shares                        28.72%      23.69%      18.74%

S&P 500 INDEX                                28.58%      24.06%      19.21%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

The performance of the Equity Index Fund for the period prior to December 29, 1989 is represented by the performance of a collective investment fund which operated prior to the effectiveness of the registration statement of the Firstar Equity Index Fund. At the time of Firstar Equity Index Funds' inception, the collective investment fund was operated using substantially the same investment objectives, policies and restrictions as Firstar Equity Index Fund. In connection with Firstar Equity Index Funds' commencement of operations, on December 29, 1989, the collective investment fund transferred its assets to the Firstar Equity Index Fund.

The collective investment fund was not open to the public generally, nor registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the collective investment fund had been registered under the 1940 Act, performance may have been adversely affected. Performance of the collective investment fund has been restated to reflect the Firstar Equity Index Funds' actual expenses during its first fiscal year. Performance quotations of the collective investment fund represent past performance of the FIRMCO managed collective fund, which is separate and distinct from Firstar Equity Index Fund; do not represent past performance of the Fund; and should not be considered as representative of future results of the Fund.

At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Equity Index Fund.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity
Index Fund.

                                      INSTITUTIONAL    RETAIL A   RETAIL B
SHAREOWNER FEES (fees paid                SHARES        SHARES     SHARES
 directly from your investment)

Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage
  of offering price)                     None         4.50%       None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)     None         None        5.00%<F1>

Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends         None         None        None

Redemption Fees                          None<F2>     None<F2>    None<F2>

Exchange Fees                            None         None        None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                     DISTRIBUTION                 TOTAL ANNUAL
                         MANAGEMENT  AND SERVICE        OTHER    FUND OPERATING
                          FEES<F4> (12B-1)FEES<F5>  EXPENSES<F6>  EXPENSES<F7>

Equity Index Fund - Retail A  0.25%        0.00%           0.43%        0.68%

Equity Index Fund - Retail B3 0.25%        0.75%           0.43%        1.43%

Equity Index Fund -
  Institutional               0.25%        0.00%           0.18%        0.43%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but "Other Expenses" is restated to reflect estimated expenses for Retail B Shares.

<F4> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.19% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.

<F5> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F6> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

<F7> As a result of the fee waiver set forth in note 4, the Total Fund Operating
Expenses of the Retail A, Retail B and Institutional Shares of the Fund are estimated to be 0.62%, 1.37% and 0.37%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
Equity Index Fund -
  Retail A Shares                          $516      $658      $812     $1,258

Equity Index Fund - Retail B Shares
 Assuming complete redemption
  at end of period                         $646      $752      $982     $1,321

Assuming no redemption                     $146      $452      $782     $1,321

Equity Index Fund - Institutional          $144      $138      $241     $1,542

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.


GROWTH FUND

OBJECTIVE
The Growth Fund seeks capital appreciation through investment in securities of large-sized companies. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

EQUITY SECURITIES
During normal market conditions, the Fund invests at least 50% of total assets in equity securities. Most of these equity securities are publicly-traded common stocks of companies incorporated in the U.S.

PRINCIPAL INVESTMENT STRATEGIES
The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

LARGE-SIZED COMPANIES
The Fund generally invests in large-sized companies with stock market capitalizations over $3 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page -- for examples of these characteristics). The Fund may also invest a portion of its assets in companies with market capitalizations below $3 billion.

OTHER
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if, in the Adviser's opinion, they present opportunities for capital appreciation.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase, or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risk than higher rated securities.

BAR CHART AND PERFORMANCE TABLE
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)(INSTITUTIONAL SHARES)
1998      30.46
1997      22.91
1996      18.15
1995      30.03
1994      -5.34
1993       9.98
1992
1991
1990
1989
                 BEST QUARTER:          Q 4  '98    24.04%
                 WORST QUARTER:         Q 3  '98  (11.12)%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98 (Retail A Shares and Institutional Shares)


                                                                 SINCE INCEPTION
                                 1 YEAR    5 YEARS    10 YEARS   (DEC. 29, 1992)
GROWTH FUND - Retail A Shares    24.31%    17.14%        -           15.98%

Institutional Shares             30.46%    18.44%        -           17.06%

S&P 500 INDEX                    28.58%    24.06%        -           21.61%


The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

                                           INSTITUTIONAL   RETAIL A   RETAIL B
SHAREOWNER FEES (fees paid directly)           SHARES       SHARES     SHARES
 from your investment
Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage
  of offering price)                            None        4.50%       None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None        None      5.00%<F1>

Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None        None        None

Redemption Fees                               None<F2>    None<F2>    None<F2>

Exchange Fees                                 None<F1>    None<F1>    None<F1>


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                        DISTRIBUTION                TOTAL ANNUAL
                           MANAGEMENT    AND SERVICE      OTHER   FUND OPERATING
                              FEES     (12B-1)FEES<F4> EXPENSES<F5>   EXPENSES

Growth Fund - Retail A         0.75%         0.00%        0.46%        1.21%

Growth Fund - Retail B<F3>     0.75%         0.75%        0.46%        1.96%

Growth Fund - Institutional    0.75%         0.00%        0.21%        0.96%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but are restated to reflect estimated expenses for Retail B Shares.

<F4> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F5> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS

Growth Fund - Retail A Shares                   $568     $817   $1,085   $1,850

Growth Fund - Retail B Shares
 Assuming complete redemption
  at end of period                               699      915   1,257     1,913

  Assuming no redemption                         199      615   1,057     1,913

Growth Fund - Institutional                       98      306     531     1,178

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.


SPECIAL GROWTH FUND
OBJECTIVE
The Special Growth Fund seeks capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.


PRINCIPAL INVESTMENT STRATEGIES
EQUITY SECURITIES/POTENTIAL PRICE APPRECIATION
The Fund selects securities based on their potential for price appreciation. During normal market conditions, the Fund invests at least 50% of total assets in equity securities. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.


The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

MEDIUM-SIZED COMPANIES
The Fund generally invests in medium-sized companies with stock market capitalizations between $700 million and $5 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 21 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with smaller or larger market capitalizations.

OTHER
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, and may invest up to 5% of net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among medium-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

BAR CHART AND PERFORMANCE TABLE
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)(INSTITUTIONAL SHARES)
1998       4.91
1997      17.42
1996      18.87
1995      29.94
1994      -2.01
1993       8.02
1992       7.22
1991      57.96
1990       1.00
1989

                 BEST QUARTER:          Q 1  '91      21.67%
                 WORST QUARTER:         Q 3  '98     (19.63)%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98 (Retail A Shares and Institutional Shares)

                                                                 SINCE INCEPTION
                                   1 YEAR  5 YEARS   10 YEARS    (DEC. 28, 1989)

SPECIAL GROWTH FUND -
 Retail A Shares                   (0.07)%   12.01%      -             14.17%

 Institutional Shares               4.91%    13.26%      -             14.88%

S&P 500 INDEX                       28.58%   24.06%      -             17.89%

S&P MIDCAP 400 INDEX                19.11%   18.84%      -               -

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P MidCap 400 Index is a capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by S&P with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Special Growth Fund.
                                         INSTITUTIONAL     RETAIL A    RETAIL B

SHAREOWNER FEES (fees paid                   SHARES         SHARES      SHARES
 directly from your investment)
Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage
  of offering price)                          None          4.50%        None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)          None          None       5.00%<F1>

Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends              None          None         None

Redemption Fees                             None<F2>       None<F2>    None<F2>

Exchange Fees                                 None          None         None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                          DISTRIBUTION             TOTAL ANNUAL
                             MANAGEMENT   AND SERVICE     OTHER   FUND OPERATING
                                FEES    (12B-1)FEES<F4>EXPENSES<F5>  EXPENSES

Special Growth Fund - Retail A   0.75%         0.00%        0.45%        1.20%

Special Growth Fund -
  Retail B<F3>                   0.75%         0.75%        0.45%        1.95%

Special Growth Fund -
  Institutional                  0.75%         0.00%        0.20%        0.95%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter the Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but "Other Expenses" is restated to reflect estimated expenses for Retail B Shares.

<F4> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F5> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS

Special Growth Fund - Retail A Shares           $567     $814   $1,080   $1,839

Special Growth Fund - Retail B Shares
 Assuming complete redemption
  at end of period                               698      912    1,252    1,902

 Assuming no redemption                          198      612    1,052    1,902

Special Growth Fund - Institutional               97      303      525    1,166

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.


EMERGING GROWTH FUND

OBJECTIVE
The Emerging Growth Fund seeks capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES

EQUITY SECURITIES/POTENTIAL PRICE APPRECIATION
The Fund selects securities based on their potential for price appreciation. During normal market conditions, the Fund invests at least 50% of total assets in equity securities. Most of these equity securities will be publicly traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

SMALL-SIZED COMPANIES
The Fund generally invests in small-sized companies with stock market capitalizations between $250 million and $2 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 21 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with larger or smaller market capitalizations.

--------------------------------------------------------------------------------
The Fund invests primarily in small-sized companies with stock market capitalizations between $250 million and $2 billion.
--------------------------------------------------------------------------------

OTHER
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, and may invest up to 5% of net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund may purchase non-convertible bonds, notes, debentures, preferred stocks and other obligations that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

PRINCIPAL RISKS

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The Fund's holdings are subject to small cap stock risks.

BAR CHART AND PERFORMANCE TABLE

The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. The average annual total return calculation reflects a maximum initial sales charge of 4.50% for the Retail A Shares. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)(INSTITUTIONAL SHARES)
1998       8.49
1997
1996
1995
1994
1993
1992
1991
1990
1989


                 BEST QUARTER:     Q 4  '98     21.11%
                 WORST QUARTER:    Q 3  '98    (19.59)%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98 (Retail A Shares and Institutional Shares)
                                                                 SINCE INCEPTION
                                   1 YEAR  5 YEARS   10 YEARS    (Aug. 15, 1997)

EMERGING GROWTH FUND -
 Retail A Shares                    3.43%      -         -             3.59%

 Institutional Shares               8.49%      -         -             7.31%

S&P SMALLCAP 600                   (1.31)%     -         -             3.98%

WILSHIRE NEXT 1750 INDEX           (1.31)%     -         -             3.98%

The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Wilshire Next 1750 Index is an unmanaged index, which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Growth Fund.

                                     INSTITUTIONAL    RETAIL A      RETAIL B
SHAREOWNER FEES (fees paid directly     SHARES         SHARES        SHARES
 from your investment)
Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage
  of offering price)                     None           4.50%          None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)     None           None         5.00%<F1>

Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends         None           None           None

Redemption Fees                        None<F2>       None<F2>        None<F2>

Exchange Fees                            None           None            None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                       DISTRIBUTION                 TOTAL ANNUAL
                          MANAGEMENT    AND SERVICE        OTHER  FUND OPERATING
                           FEES<F4>  (12B-1) FEES<F5>  EXPENSES<F6>EXPENSES<F7>

Emerging Growth Fund -
 Retail A                   0.75%          0.00%           0.63%         1.38%

Emerging Growth Fund -
 Retail B<F3>               0.75%          0.75%           0.63%         2.13%

Emerging Growth Fund -
 Institutional              0.75%          0.00%           0.38%         1.13%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter the Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but "Other Expenses" is restated to reflect estimated expenses for Retail B Shares.

<F4> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.73% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.

<F5> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F6> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

<F7> As a result of the fee waiver set forth in note 4, the Total Annual Fund
Operating Expenses of the Retail A, Retail B and Institutional Shares of the Fund, are estimated to be 1.36%, 2.11% and 1.11%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS

EMERGING GROWTH FUND - Retail A Shares          $584     $867   $1,171   $2,033

EMERGING GROWTH FUND - Retail B Shares

 ASSUMING COMPLETE REDEMPTION AT
 END OF PERIOD                                   716      967    1,344    2,096

 ASSUMING NO REDEMPTION                          216      667    1,144    2,096

EMERGING GROWTH FUND - Institutional             115      359      622    1,375

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.


MICROCAP FUND

OBJECTIVE
The investment objective of the MicroCap Fund is capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES

COMMON STOCKS/POTENTIAL PRICE APPRECIATION
The Fund selects securities based on their potential for price appreciation. Most of the securities the Fund holds will be common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

MICRO CAPITALIZATION COMPANIES
At least 65% of the Fund's total assets will be invested in equity and debt securities of micro capitalization companies that, in general, the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 21 for examples of these characteristics). Micro capitalization companies are those with capitalizations at the time of purchase below the median market capitalization of the Russell 2000 Index, which is currently approximately $481 million. The Fund may invest up to 35% of its assets at the time of purchase in companies in excess of the median market capitalization of the Russell 2000 Index. If the market capitalization of a company in which the Fund has invested increases above the median market capitalization of the Russell 2000 Index, the Fund may continue to hold the security.

The Adviser believes that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase (or unrated securities of comparable quality).

OTHER
The Fund may invest up to 25% of total assets in the securities of foreign issuers, either directly or through sponsored American Depository Receipts. American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or be unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

The Fund may acquire securities of unseasoned companies (companies with less than three years of continuous operation) when the Adviser believes the investments offer possibilities of attractive capital appreciation, but will not invest more than 20% of the value of its total assets in the securities of unseasoned companies.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital gain. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's expenses in a year may exceed income. There can be no assurance the investment objective of the Fund will be realized or the value of the Fund's investments will not decline in value. You should consider the Fund to be a long-term investment and not a vehicle for seeking short-term profits and income.

The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The Fund's holdings are subject to micro cap stock risks. Micro capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements. Also, securities of micro cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. In addition, the Fund's investments in unseasoned companies present risks considerably greater than investments in more established companies. Further, the securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

The Fund's investments in foreign securities and American Depository Receipts are subject to foreign risks. Foreign risks, which are not typically associated with domestic issuers, result from less government regulation, less public information and less economic, political and social stability. The Fund will also be subject to the risk of negative foreign currency fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

BAR CHART AND PERFORMANCE TABLE
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. The average annual total return calculation reflects a maximum initial sales charge of 4.50% for the Retail A Shares. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)(INSTITUTIONAL SHARES)
1998      -2.45
1997      13.92
1996      57.23
1995
1994
1993
1992
1991
1990
1989


BEST QUARTER:    Q 4  '98          23.07%
WORST QUARTER:   Q 3  '98        (30.81)%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98 (Retail A Shares and Institutional Shares)
                                                              SINCE INCEPTION
                                 1 YEAR  5 YEARS   10 YEARS     (Aug. 1, 1995)

MICROCAP FUND - Retail A Shares (7.08)%     -         -             22.06%

  Institutional Shares          (2.45)%     -         -             24.05%

RUSSELL 2000                    (2.55)%     -         -             12.04%

The Russell 2000, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the MicroCap Fund.

                                          INSTITUTIONAL  RETAIL A     RETAIL B
SHAREOWNER FEES (fees paid directly          SHARES       SHARES       SHARES
 from your investment)

Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage
  of offering price)                          None        4.50%         None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)          None         None        5.00%<F1>

Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends              None         None         None

Redemption Fees                             None<F2>      None<F2>     None<F2>

Exchange Fees                                 None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
                                      DISTRIBUTION                 TOTAL ANNUAL
                          MANAGEMENT  AND SERVICE        OTHER    FUND OPERATING
                             FEES   (12B-1) FEES<F4>  EXPENSES<F5>   EXPENSES

MicroCap Fund - Retail A    1.50%        0.00%           0.55%        2.05%

MicroCap Fund -
  Retail B<F3>              1.50%        0.75%           0.55%        2.80%

MicroCap Fund -
  Institutional             1.50%        0.00%           0.30%        1.80%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third year and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter the Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F4> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but other expenses are restated to reflect estimated expenses for Retail B Shares.

<F5> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS

MICROCAP FUND - Retail A Shares                 $649    $1,064  $1,504   $2,722

MICROCAP FUND - Retail B Shares

ASSUMING COMPLETE REDEMPTION AT
 END OF PERIOD                                   783     1,168   1,679    2,786

  ASSUMING NO REDEMPTION                         283       868   1,479    2,786

MICROCAP FUND - Institutional                    183       566     975    2,116

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.


INTERNATIONAL EQUITY FUND

OBJECTIVE
The investment objective of the International Equity Fund is to seek capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

PRINCIPAL INVESTMEMT STRATEGIES
Hansberger Global Investors, Inc. (the Sub-Adviser) chooses securities based on a long-term investment perspective. The Sub-Adviser seeks opportunities to invest in many countries and believes that this international search provides flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities.
--------------------------------------------------------------------------------
The Fund's policy under normal market conditions is to invest at least 65% of its total assets in foreign common stocks, convertible securities, rights to purchase equity securities, and warrants. UNDER NORMAL MARKET CON DITIONS, AT LEAST 80% OF ASSETS WILL BE INVESTED IN THREE COUNTRIES OTHER THAN THE U.S.
-------------------------------------------------------------------------------

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

The Fund generally invests in common stocks, but may also invest in preferred stocks and certain rated or unrated debt securities when the Sub-Adviser believes there's a potential for appreciation. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored:
                 -  American Depository Receipts
                 -  European Depository Receipts
                 -  Global Depository Receipts, and
                 -  other depository receipts

American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issues by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund may also invest in:
                 -  closed-end investment companies holding foreign securities
                 -  options on securities and securities indices
                 -  forward foreign currency contracts
                 -  futures contracts and related options



PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock market movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk. The Fund's investments in foreign securities, ADRs, EDRs and GDRs are subject to foreign risks. In unsponsored ADR programs, the issuer may not be directly involved in arranging its securities to be traded in the form of depository receipts. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

The Fund's foreign currency exchange transactions are subject to additional risks. Forward foreign currency exchange contracts ("forward contracts"), provide for the purchase of or sale of an amount of a specified currency at a future date. This Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. This Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. This Fund may also hedge its foreign currency exchange rate risk by entering into foreign currency futures contracts ("currency futures"). The forecasting of short-term currency market movements is extremely difficult and whether short-term hedging strategies would be successful is highly uncertain.

The Fund's investments in convertible securities are subject to credit risk. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade (or equivalent rating by an agency recognized in the local market) at the time of purchase (or unrated securities deemed to be of comparable quality). Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The emerging country securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard.

The Fund's investments in options and futures involve derivatives risk. This is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

Secondary markets generally do not exist for forward foreign currency contracts, and there is no assurance that the Fund will be able to close out a forward currency contract or close it out at a favorable price.

Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

BAR CHART AND PERFORMANCE TABLE
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales loads applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Effective September 2, 1997, Hansberger Global Investors, Inc. became investment Sub-Adviser to the Firstar International Equity Fund.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)(INSTITUTIONAL SHARES)
1998      -9.55
1997     -10.46
1996       5.00
1995       4.49
1994
1993
1992
1991
1990
1989



                 BEST QUARTER:          Q 1  '98    12.90%
                 WORST QUARTER:         Q 3  '98   (21.06)%


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98 (Retail A Shares and Institutional Shares)
                                                                 SINCE INCEPTION
                                   1 YEAR  5 YEARS   10 YEARS    (Apr. 28, 1994)

INTERNATIONAL EQUITY FUND -
 Retail A Shares                  (13.75)%    -         -            (4.53)%


Institutional Shares              (9.55)%     -         -            (3.39)%

MSCI/EAFE INDEX                    20.00%     -         -             8.10%

The Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI/EAFE") is a widely recognized unmanaged index composed of 20 European and Pacific Basin countries. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

                                          INSTITUTIONAL   RETAIL A     RETAIL B
SHAREOWNER FEES (fees paid directly           SHARES       SHARES       SHARES
 from your investment)
Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage
  of offering price)                           None         4.50%        None

Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)           None         None      5.00%<F1>

Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends               None         None         None

Redemption Fees                              None<F2>     None<F2>     None<F2>

Exchange Fees                                  None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                        DISTRIBUTION               TOTAL ANNUAL
                            MANAGEMENT   AND SERVICE      OTHER   FUND OPERATING
                             FEES<F4>  (12B-1)FEES<F5> EXPENSES<F6> EXPENSES<F7>

INTERNATIONAL EQUITY FUND -
 Retail A                      1.37%        0.00%          0.68%          2.05%

INTERNATIONAL EQUITY FUND -
 Retail B<F3>                  1.37%        0.75%          0.68%          2.80%

INTERNATIONAL EQUITY FUND -
 Institutional                 1.37%        0.00%          0.43%          1.80%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter the Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3> The Annual Operating Expenses for the Retail B Shares are based on Fund expenses for the prior fiscal year, but "Other Expenses" is restated to reflect estimated expenses for Retail B Shares.

<F4> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 1.14% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.

<F5> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F6> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

<F7> As a result of the fee waiver set forth in note 4, the Total Annual Fund
Operating Expenses of the Retail A, Retail B and Institutional Shares of the Fund are estimated to be 1.82%, 2.57% and 1.57%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR  3 YEARS 5 YEARS  10 YEARS
INTERNATIONAL EQUITY FUND -
 Retail A Shares                                $649    $1,064  $1,504   $2,722

INTERNATIONAL EQUITY FUND -
 Retail B Shares

 ASSUMING COMPLETE REDEMPTION AT
 END OF PERIOD                                   783     1,168   1,679    2,786

 ASSUMING NO REDEMPTION                          283       868   1,479    2,786

INTERNATIONAL EQUITY FUND -
 Institutional                                   183       566     975    2,116

Retail B Shares convert to Retail A Shares six years after purchase; therefore Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.

TYPES OF INVESTMENT RISK
The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back page.

GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

COMPLETE INVESTMENT PROGRAM - ALL FUNDS
An investment in a single Fund, by itself, does not constitute a complete investment plan.

CREDIT RISK - MONEY MARKET FUNDS, BOND FUNDS, BALANCED FUNDS, AND ANY OTHER FUND TO THE EXTENT THAT IT INVESTS IN FIXED-INCOME SECURITIES
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk" - the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements which each Fund may enter.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

DERIVATIVES RISK - ALL FUNDS
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the Taxable Bond Funds in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

INTEREST RATE RISK - MONEY MARKET FUNDS, BOND FUNDS, BALANCED FUNDS AND ANY OTHER FUND TO THE EXTENT THAT IT INVESTS IN FIXED-INCOME SECURITIES
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater in the case of the Bond IMMDEX/TM Fund and the Tax-Exempt Intermediate Bond Fund than in the case of the Short-Term Bond Market Fund or the Money Market Funds. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Stripped securities in which the Taxable Bond Funds and Balanced Funds may invest and zero coupon securities in which the Taxable Bond Funds may invest are subject to greater interest rate risk than many of the more typical fixed-income securities.

LIQUIDITY RISK - ALL FUNDS
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Funds may purchase, short-term funding agreements which the Money Market Fund and Institutional Money Market Fund may purchase, the GICs which the Taxable Bond Funds may purchase and the futures contracts in which the Taxable Bond Funds, Growth and Income Fund, Equity Index Fund, MicroCap Fund and International Equity Fund may engage. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are illiquid, except that each Money Market Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

LOSS OF MONEY - ALL FUNDS
An investment in the Funds is not a deposit of Firstar Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money. Although the money market funds attempt to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market funds.

MANAGEMENT RISK - ALL FUNDS

A strategy which the Adviser or Sub-Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. Certain policies of each Fund, which may not be changed without a shareowner vote, are described in the Additional Statement.

MARKET RISK - ALL FUNDS
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

OTHER TYPES OF INVESTMENTS - ALL FUNDS
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

PORTFOLIO TURNOVER RISK - ALL FUNDS

The Adviser and Sub-Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareowners. It may also result in higher short-term capital gains taxable to shareowners. See "Financial Highlights" for the Funds' historical portfolio turnover rates. The Money Market Funds may have high portfolio turnover, but brokerage commissions are not normally paid on Money Market instruments. Portfolio turnover is not expected to have a material effect on the Money Market Funds' net investment income.

TEMPORARY INVESTMENT RISK - ALL FUNDS
Each of the Funds may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments (except for the MicroCap Fund, which may invest up to 30% of its assets in money market instruments for temporary defensive purposes). This may occur for example, when a Fund is attempting to respond to adverse market, economics, political or other conditions. In particular, the U.S. Treasury Money Market Fund may temporarily hold cash; the Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund may, from time to time, hold uninvested cash reserves or invest in short-term taxable money market obligations (taxable obligations purchased by each Fund normally will not exceed 20% of total assets at the time of purchase); and the International Equity Fund may invest in money market securities denominated in U.S. or foreign currency. When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

VALUATION RISK - ALL FUNDS
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

YEAR 2000 RISK - ALL FUNDS
Like other investment companies and financial service providers, each Fund could be adversely affected if the computer systems used by its investment adviser (and sub-adviser in the case of the International Equity Fund) and the Funds' other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. FIRMCO, the investment adviser to each Fund, and Firstar Corporation, FIRMCO's parent company, are taking steps to address the Year 2000 Problem with respect to the computer systems they use and are working with those entities with which it has business relationships which may impact the services provided to the Funds to determine the status of their Year 2000 initiatives. As of the date of this Prospectus, it is not anticipated shareowners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem relating to the investment adviser or the Funds' other major service providers. However, there can be no assurance that these steps taken by these service providers will be successful, or that interaction with other non-complying computer systems will not adversely impact the Funds. Also, companies in which the Funds invest could be adversely affected by the Year 2000 Problem. Also, it is possible that the normal operations of the Fund will in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of the Year 2000 Problem.

ADDITIONAL RISKS WHICH APPLY TO INVESTMENT IN CERTAIN OF THE FUNDS EXTENSION RISK - TAXABLE BOND FUNDS, BALANCED FUNDS AND MONEY MARKET FUNDS

This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

FOREIGN RISKS - INTERNATIONAL EQUITY FUND; EACH OTHER FUND - OTHER THAN THE U.S. TREASURY MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND - TO THE EXTENT IT INVESTS IN FOREIGN SECURITIES

When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds, other than the money market funds, may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Equity Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the Funds is required to do so.

The International Equity Fund also may invest in obligations of foreign countries and political entities ("sovereign debt") which may trade at a substantial discount from face value. An issuer of sovereign debt may be unwilling or unable to repay interests and principal as due. The Fund may purchase Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are restructuring their sovereign debt pursuant to the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their external debt. Investments in Brady bonds can be viewed as speculative.

PREPAYMENT RISK - TAXABLE BOND FUNDS, BALANCED FUNDS AND MONEY MARKET FUNDS
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

SMALL CAP STOCK RISK - SPECIAL GROWTH FUND, EMERGING GROWTH FUND AND
MICROCAP FUND
Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

TAX RISK - TAX-EXEMPT MONEY MARKET FUND, U.S. TREASURY MONEY MARKET FUND AND TAX-EXEMPT INTERMEDIATE BOND FUND
These Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

ADDITIONAL RISKS WHICH APPLY TO PARTICULAR TYPES OF SECURITIES
OTHER INVESTMENT COMPANIES - ALL FUNDS
The Funds may invest their cash balances in other investment companies which invest in high quality, short-term debt securities. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareowners.

GOVERNMENT OBLIGATIONS - MONEY MARKET FUNDS OTHER THAN THE TAX-EXEMPT MONEY MARKET, TAXABLE BOND FUNDS, BALANCED FUNDS
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES - TAXABLE BOND FUNDS AND BALANCED FUNDS
Each of these Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

BORROWINGS, REVERSE REPURCHASE AGREEMENTS - ALL FUNDS
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareowner redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund declines in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

SHORT SALES - MICROCAP FUND, EMERGING GROWTH FUND
Short selling is the selling of securities which have been borrowed on the expectation that the market price will drop. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.

OPTIONS - TAXABLE BOND FUNDS, BALANCED FUNDS AND EQUITY FUNDS
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser or Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser or Sub-Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Funds, other than the International Equity Fund, may purchase put and call options in an amount not to exceed 5% of their respective net assets. The International Equity Fund may purchase put and call options without limit.

The Taxable Bond Funds and International Equity Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is "covered." A Fund may "cover" a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund's assets subject to options written by the Taxable Bond Funds, Growth and Income, Equity Index and MicroCap Funds will not exceed 5%, 25%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Equity Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter. During the current year the aggregate value of the International Equity Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

The Special Growth Fund, Emerging Growth Fund, MicroCap Fund, International Equity Fund and the Balanced Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

The International Equity Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

FUTURES CONTRACTS AND RELATED OPTIONS - TAXABLE BOND FUNDS, BALANCED FUNDS AND EQUITY FUNDS
A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Each Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareowner redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Equity Index Fund may purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Funds may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The Taxable Bond Funds and Growth and Income Fund intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10% and 25% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

GUARANTEED INVESTMENT CONTRACTS AND ZERO COUPON SECURITIES - TAXABLE BOND FUNDS The Taxable Bond Funds may purchase guaranteed investment contracts ("GIC's") issued by highly rated U.S. insurance companies and zero coupon securities. GIC's are subject to liquidity risk, which is the risk that certain securities may be difficult or impossible to sell at a desirable time and price.


INVESTING WITH FIRSTAR FUNDS

SHARE CLASSES AVAILABLE
This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

The Firstar Funds offer one class of Shares in the Money Market Funds and three classes of Shares in the Non-Money Market Funds: Retail A, Retail B and Institutional.

INSTITUTIONAL SHARES
- No sales charge (A securities dealer, broker, financial institution or other industry professional ("Shareowner Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares)

-Available for:
- trust, agency or custodial accounts opened through Firstar Bank, Milwaukee, N.A.;
- employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates;
- all clients of FIRMCO; and
- those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Waterhouse Securities, Inc. and Jack White, a division of Waterhouse Securities, Inc.

RETAIL A SHARES

- Initial sales charge of 4.50% or less (but no initial sales charge for Money Market Funds)

- No deferred sales charge

- Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information

- Available to any investor who does not qualify to purchase Institutional shares

RETAIL B SHARES

-No initial sales charge

-Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, 1% in the sixth year and 0% thereafter

-Converts to Retail A shares after six years

-Available to any investor who does not qualify to purchase Institutional shares

SALES CHARGES AND WAIVERS

INITIAL SALES CHARGES - for Retail A Shares of Funds other than Money Market
Funds: The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:

                                                                 SHAREOWNER
                                                                ORGANIZATION
                      SALES CHARGE AS A   SALES CHARGE AS A   REALLOWANCE AS A
AMOUNT OF TRANSACTION   PERCENTAGE OF       PERCENTAGE OF      PERCENTAGE OF
AT OFFERING PRICE       OFFERING PRICE     NET ASSET VALUE     OFFERING PRICE

                        EQUITY    BOND       EQUITY   BOND       EQUITY    BOND
Less than $100,000       4.50%   3.75%       4.71%   3.90%        4.00%   3.25%
$100,000 to $249,999     3.75%   3.00%       3.90%   3.09%        3.25%   2.50%
$250,000 to $499,999     2.50%   1.75%       2.56%   1.78%        2.00%   1.25%
$500,000 to $749,999     2.00%   1.25%       2.04%   1.27%        1.50%   0.75%
$750,000 to $999,999     1.00%   0.75%       1.01%   0.76%        0.50%   0.25%
$1,000,000 and above     0.25%   0.25%       0.25%   0.25%        0.25%   0.25%

You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareowner organizations and the amount reallowed may change periodically. To the extent that 90% or more of the sales charge is reallowed, shareowner organizations may be deemed to be underwriters under the Act.

REDUCING YOUR SALES CHARGES AND WAIVERS - RETAIL A SHARES
To qualify for a reduction of, or exception to the sales charge, you must notify your shareowner organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Company may modify or terminate quantity discounts at any time.

WAIVERS - RETAIL A SHARES
You may purchase retail shares without a sales charge if:
(a) you are an employee, director, retiree or registered representative of Firstar Corporation or its affiliates or of Firstar Funds, Inc.
(b) you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category (a) above
(c) you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity
(d) you purchase through certain external organizations that have entered into a service agreement with Firstar or its affiliates

REDUCING YOUR SALES CHARGES - RETAIL A SHARES
-Right of Accumulation - Existing Equity, Balanced and Bond Fund shares can be combined with new purchases for purposes of calculating reduced sales charges.

-Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if all purchased at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Retail A Shares of a Equity, Balanced or Bond Fund within a period of 13 months. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

For purposes of applying the Rights of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.

CONTINGENT DEFERRED SALES CHARGE - RETAIL B SHARES
The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth on the next page if they are redeemed within six years of purchase.

The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

NUMBER OF YEARS                                 CONTINGENT DEFERRED SALES CHARGE
ELAPSED SINCE PURCHASE                          (AS % OF DOLLAR AMOUNT SUBJECT
                                                       TO THE CHARGE)
Less than one                                               5.00%
At least one but less than two                              4.00%
At least two but less than three                            3.00%
At least three but less than four                           3.00%
At least four but less than five                            2.00%
At least five but less than six                             1.00%
At least six                                                 None

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareowner redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.

Shareowner organizations will receive commissions in connection with sales of Retail B Shares. A commission equal to 4% of the amount invested is paid to authorized dealers.

The contingent deferred sales charge a shareowner may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

WAIVERS - RETAIL B SHARES
Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareowner organization or the Distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:

(i)  exchanges described under "Exchange of Shares"

(ii) redemptions in connection with shares sold for certain retirement distributions or because of disability or death.

(iii)redemptions effected pursuant to a Fund's right to liquidate a shareowner's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redemption of Shares - Other Transaction Information - Accounts Below the Minimum Balance;"

(iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; or

(v) redemptions resulting from a certain tax-free return of an excess contribution.

In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Company's systematic withdrawal plan. The Funds reserve the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

CONVERSION - RETAIL B SHARES
Retail B Shares will automatically convert into Retail A Shares of the same Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of a Fund by exchange from Retail B Shares of another Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates - either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareowner makes a one-time purchase of Retail B Shares of a Fund and subsequently acquires additional Retail B Shares of that Fund only through reinvestment of dividends and/or distributions, all of such shareowner's Retail B Shares of that Fund, including those acquired through reinvestment, will convert to Retail A Shares of such fund on the same date.

Upon conversion, the converted shares will be relieved of the distribution and shareowner servicing fees borne by Retail B Shares, although they will be subject to the shareowner servicing fees borne by Retail A Shares.

The conversion of Retail B Shares to Retail A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Retail B Shares would continue to be subject to higher expenses than Retail A Shares for an indeterminate period.

REINSTATEMENT PRIVILEGE
If you sell shares of a Firstar Fund or Firstar Stellar Fund, you may reinvest some or all of the proceeds in the Retail A Shares of any Firstar Fund within 60 days without a sales charge, as long as your investment professional is notified before you reinvest. All accounts involved must have the same registration. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

HOW TO DECIDE WHETHER TO BUY RETAIL A OR RETAIL B SHARES
The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

RETAIL A SHARES - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

RETAIL B SHARES - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment. However, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

PURCHASE OF SHARES
Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

MINIMUM INVESTMENTS -RETAIL SHARES
The minimum initial investment for Retail Shares in a Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan with the exception of the MicroCap Fund. For the MicroCap Fund the maximum investment is $5,000,000.

INSTITUTIONAL SHARES
The minimum initial investment in the Institutional Money Market Fund is $1,000,000 by an individual or combination of accounts. There is no minimum initial or subsequent investment for Institutional Shares of other Funds. The maximum investment for MicroCap Fund is $5,000,000.

BUYING SHARES
Purchase requests for a money market fund received in proper form before 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market
Fund) on a business day for the Funds generally are processed at 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund) on the same day. In order to be processed at 11:30 a.m. Central time time (12:30 p.m. Central time for the Institutional Money Market Fund), payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's inserts closing price.

Purchase requests accompanied by a check or wire payment for the money market funds which are received at or after 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund), and purchase requests accompanied by a check or wire payment for any other Fund which are received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central Time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form.

THROUGH A SHAREOWNER ORGANIZATION

OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT
Contact your Shareowner Organization.        Contact your Shareowner
                                             Organization.


BY MAIL
Complete an application and mail it along    Make your check payable to Firstar
with a check payable to Firstar Funds,       Funds. Please include your sixteen-
P.O. Box 3011, Milwaukee,                    digit account number on your check
WI 53201-3011.                               and mail it to the
                                             address at the left.
For overnight delivery mail to:
615 E. Michigan St., Milwaukee, WI 53202.


AUTOMATICALLY  (Retail A and B Shares)

Call 1-800-228-1024 to obtain a purchase     Complete a Periodic Investment Plan
application, which includes information for  Application to automatically
a Periodic Investment Plan or                purchase more shares.
ConvertiFundR Account.
                                             Open a ConvertiFundR account to
                                             automatically invest proceeds from
                                             one account to another account of
                                             the Firstar Family of Funds.

BY WIRE

Call 1-800-228-1024 prior to sending         Call 1-800-228-1024 prior to
the wire in order to obtain a                sending the wire in order to
confirmation number and to                   obtain a confirmation number and to
ensure prompt and accurate handling          ensure prompt and accurate
of funds. Ask your bank to transmit          handling of funds.
immediately available funds                  Ask your bank to transmit
by wire in the amount of                     immediately available
your purchase to:                            funds by wire as described at the
Please Firstar Bank Milwaukee, N.A.          left. Please include your sixteen-
ABA # 0750-00022                             digit account number.
Firstar Trust Department                     The Fund and its transfer agent are
Account # 112-952-137                        not responsible for the
for further credit to                        consequences of delays resulting
[name of Fund]                               from the banking or Federal Reserve
[name/title on the account].                 Wire system, or from incomplete
The Fund and its transfer                    wiring instructions.
agent are not responsible
for the consequences of delays
resulting from the banking or Federal
Reserve Wire system, or from
incomplete wiring instructions.

INTERNET  www.firstarfunds.com
Not Available                                Use Firstar Funds Direct to
                                             exchange from another Firstar Fund
                                             account with the same registration
                                             including name, address and
                                             taxpayer ID number.

                                             Purchase additional shares using an
                                             electronic funds transfer from your
                                             banking institution for payment.
                                             Call 1-800-228-1024 to authorize
                                             this service.

BY TELEPHONE EXCHANGE
Call 1-800-228-1024 to exchange              Call 1-800-228-1024 to exchange
from another Firstar Fund account            from another Firstar Fund account
with the same registration                   with the same registration
including name, address and taxpayer         including name, address and
taxpayer ID number.                          ID number.

------------------------------------------------------------------------------
PLEASE NOTE: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
-----------------------------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES
- The Funds will not accept payment in cash or third party checks for the purchase of shares.

- Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

- Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

FOR OWNERS OF INSTITUTIONAL SHARES
All share purchases are effected pursuant to a customer's account at Firstar Bank Milwaukee, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareowner organizations involved. Firstar Trust and the other shareowner organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareowner communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareowner Organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

The Funds may authorize one or more brokers and other shareowner organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareowner organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareowner organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareowner organization or intermediary. Shareowner organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareowners should contact their shareowner organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of Shareowner organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

REDEMPTION OF SHARES

SELLING SHARES
Redemption requests for a money market fund received by the transfer agent by phone before 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund) on a business day for the Funds generally are processed at 11:30 a.m. Central Time (12:30 p.m. Central time for the Institutional Money Market Fund) on the same day. Redemption requests for money market funds received at or after 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund) and redemption requests for other Funds received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

THROUGH A SHAREOWNER ORGANIZATION
Contact your Shareowner Organization.

BY PHONE
Call 1-800-228-1024 with your account name, sixteen-digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareowner's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

BY MAIL
Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranted in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

INTERNET
Use Firstar Funds Direct to redeem up to $25,000. Call 1-800-228-1024 to authorize this service.

AUTOMATICALLY
Call 1-800-228-1024 for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).

--------------------------------------------------------------------------------
Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.
----------------------------------------------------------------------------

The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.
-----------------------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

TELEPHONE REQUESTS
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to the Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareowner of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareowners.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and, except for transactions in Money Market Funds, confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

CHECK REDEMPTION
You may request on the purchase application or by written request that a Fund provides Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

CHECKS ARE NOT AVAILABLE FOR NON-MONEY MARKET FUNDS, INSTITUTIONAL MONEY MARKET FUND, IRAS OR OTHER RETIREMENT PLANS FOR WHICH FIRSTAR ACTS AS CUSTODIAN.

CERTIFICATES
Certificates are only issued upon shareowner request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

ADDITIONAL REDEMPTION INFORMATION
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

ACCOUNTS BELOW THE MINIMUM BALANCE
If your account falls below $1,000, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days' written notice prior to any redemption. A Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement referred to on the last page for examples of when such redemptions might be appropriate.

EXCHANGE OF SHARES
Without a sales charge, you may exchange shares of a money market fund for shares of another money market fund. Except as described in the next paragraph, you may also exchange shares of a money market fund for Institutional, Retail A or Retail B Shares or of a non- money market fund provided you are eligible to purchase the class at time of the exchange. You may exchange your money market fund shares for money market fund Shares (except that Retail B Shares are not exchangeable for Institutional money market fund Shares) or for shares of other Firstar Funds within the same share class if you are eligible to purchase the class at the time of the exchange. Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail B Shares acquired in an exchange and money market fund Shares acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with this prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.

Shares of a money market fund which were acquired upon exchange for Retail A Shares may not be exchanged for Retail B Shares. Shares of a money market fund which were acquired upon exchange for Retail B Shares may not be exchanged for Retail A Shares. Shares of the Institutional Money Market Fund are not exchangeable for Retail A or Retail B Shares of any non-money market fund. Shares of the Institutional Money Market Fund are exchangeable only for Institutional Shares of a non-money market fund, and only if you are eligible to purchase the Institutional Shares at the time of the exchange.

Telephone exchange privileges automatically apply to each shareowner of record unless the transfer agent receives written instructions canceling the privilege.

Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. However, Firstar reserves the right to impose a charge in the future. In addition, shareowner organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

- Exchanges are available only in states where exchanges may be legally made.

- The minimum amount which may be exchanged is $1,000.

- If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

- It may be difficult to make telephone exchanges in times of drastic economic or market changes.

ADDITIONAL SHAREHOLDER SERVICES

SHAREOWNER REPORTS
Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareowner reports will be sent to shareowners with the same mailing address. Shareowners may request duplicate copies free of charge.

Account statements will be mailed to money market shareowners monthly, summarizing all transactions. For all other funds, account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, the Fund does not send statements for Funds held in brokerage, retirement or other similar accounts.

FIRSTAR FUNDS WEBSITE (WWW.FIRSTARFUNDS.COM)
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareowners can request purchases, exchanges and redemptions of Fund shares on-line via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-228-1024.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the prospectus.

AUTOMATED TELERESPONSE SERVICE
Shareowners using a touch-toneR telephone can access information on the Funds twenty four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-228-1024, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

RETIREMENT PLANS
The Fund offers individual retirement accounts including SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call Firstar Mutual Fund Services, LLC at 1-800-228-1024.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

--------------------------------------------------------------------------------
Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by a Fund, of the money market funds are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time (12:30 P.M. Central time for Institutional Money Market) on the declaration date.
--------------------------------------------------------------------------------

Dividends from net investment income of the Bond Funds are declared and paid monthly. Dividends from net investment income of the Balanced Income, Balanced Growth, Growth and Income and Equity Index Funds are declared and paid quarterly.

Dividends from net investment income of the Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds are declared and paid annually. Any capital gains are distributed annually. A shareowner's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareowner elects to receive distributions in cash.

If a shareowner has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareowner's address of record, such shareowner's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

FEDERAL TAXES
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

THE INTERNATIONAL EQUITY FUND. It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each Shareowner, which would allow each Shareowner either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

THE TAX-EXEMPT MONEY MARKET FUND AND TAX-EXEMPT INTERMEDIATE BOND FUND. It is expected that the Tax-Exempt Money Market Fund and Tax-Exempt Intermediate Bond Fund will distribute dividends derived from interest earned on Exempt Securities, and these "exempt interest dividends" will be exempt income for Shareowners for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains. It is expected that the Tax-Exempt Intermediate Bond Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.

Interest on indebtedness incurred by a Shareowner to purchase or carry shares of the Tax-Exempt Money Market Fund and Tax-Exempt Intermediate Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Money Market Fund and Tax-Exempt Intermediate Bond Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Share and the Share is held by you for six months or less, any loss on the sale or exchange of the Share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES
Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS
ADVISORY SERVICES

FIRMCO, a Wisconsin Limited Liability Company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $26.9 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales (except for the International Equity Fund). Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the International Equity Fund, the Adviser is responsible for the Fund's investment program, general investment criteria and policies.

The Adviser has retained Hansberger Global Investors, Inc. (HGI) as Sub-Adviser for the International Equity Fund a Delaware corporation founded in 1994, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, currently has $2.1 billion in assets under management. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, the Sub-Adviser formulates and implements a continuous investment program for the Fund.

The Adviser (or Sub-Adviser for the International Equity Fund) is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser (or Sub-Adviser), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Equity Fund) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

For the fiscal year ended October 31, 1998, the Adviser received from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.37% for the Money Market Fund, 0.29% for the Institutional Money Market Fund, 0.49% for the U.S. Treasury Money Market Fund, 0.50% for the U.S. Government Money Market Fund, 0.48% for the Tax-Exempt Money Market Fund, 0.30% for the Short-Term Bond Market Fund, 0.36% for the Intermediate Bond Market Fund, 0.36% for the Tax-Exempt Intermediate Bond Fund, 0.30% for the Bond IMMDEX/TM Fund, 0.33% for the Balanced Income Fund, 0.73% for the Balanced Growth Fund, 0.75% for the Growth and Income Fund, 0.19% for the Equity Index Fund, 0.75% for the Growth Fund, 0.75% for the Special Growth Fund, 0.73% for the Emerging Growth Fund, 1.50% for the MicroCap Fund and 1.14% for the International Equity Fund.

The Sub-Adviser is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Equity Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% on the Fund's first $25 million, 0.50% of the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

FUND MANAGERS
--------------------------------------------------------------------------------
Chartered Financial Analyst (CFA) designation is a globally recognized standard for measuring the competence and integrity of financial analysts.
-------------------------------------------------------------------------------

Mary Ellen Stanek, CFA and Sharon deGuzman co-manage the Short-Term Bond Market Fund. Ms. Stanek is the President and Chief Executive Officer of FIRMCO, and Director of Fixed Income Services. In addition, Ms. Stanek has served as an officer of the Funds since September 1994. She has 20 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, Ms. Stanek headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. She has been the Fund's portfolio manager since its inception on December 29, 1989. Ms. deGuzman is an Assistant Vice President and Portfolio Manager and has been with Firstar since 1994. She has 8 years of investment management experience and has been a portfolio manager of the Fund since March 1, 1999.

Mary Ellen Stanek and Warren Pierson, CFA co-manage the Intermediate Bond Market Fund. Ms. Stanek has managed the Fund since its inception on January 5, 1993. Mr. Pierson joined Firstar in 1985 and has 14 years of fixed income experience at Firstar. He is a Senior Vice President and Senior Portfolio Manager of FIRMCO and has been a portfolio manager of the Fund since March 1, 1999.

Warren Pierson, also manages the Tax-Exempt Intermediate Bond Fund. Mr. Pierson has managed the Fund since June 22, 1993.

Mary Ellen Stanek and Daniel Tranchita, CFA co-manage the Bond IMMDEX/TM Fund. Ms. Stanek has managed the Fund since its inception on December 29, 1989. Mr. Tranchita is a Senior Vice President and Senior Portfolio Manager and has been with Firstar since 1989. He has 10 years of investment management experience and has been a portfolio manager of the Fund since March 1, 1999.

Marian Zentmyer, CFA and Warren Pierson co-manage the Balanced Income Fund. Ms. Zentmyer is FIRMCO's Equity Chief Investment Officer, a Senior Vice President and Senior Portfolio Manager. She has been with Firstar since 1982 and has 20 years of investment management experience. Ms. Zentmyer is a Certified Financial Planner. Ms. Zentmyer and Mr. Pierson have managed the Fund since its inception on December 1, 1997.

Marian Zentmyer and Dan Tranchita co-manage the Balanced Growth Fund. Ms. Zentmyer has managed the Fund since June 18, 1996 and Mr. Tranchita since March 1, 1999.

Marian Zentmyer and Walter Dewey, CFA co-manage the Growth and Income Fund. Ms. Zentmyer has managed the Fund since February 22, 1993 and Mr. Dewey since June 29, 1998. Mr. Dewey is a Senior Vice President and Senior Portfolio Manager of FIRMCO. He has been with Firstar since 1986 and has 16 years of investment management experience.

Marian Zentmyer and Walter Dewey also co-manage the Growth Fund. Ms. Zentmyer has managed the Fund since June 18, 1996 and Mr. Dewey since July 7, 1997.

Todd Krieg, CFA and Matt D'Attilio, CFA co-manage the Special Growth Fund. Mr. Krieg is the Director of Equity Research and a Senior Vice President and Senior Portfolio Manager of FIRMCO. Mr. Krieg has been with Firstar since 1992 and has six years of investment management experience. Mr. Krieg has managed the Fund since September 1, 1994. Mr. D'Attilio is a Senior Vice President and Senior Portfolio Manager of FIRMCO and has been with Firstar since 1993. He has five years of investment management experience and has managed the Fund since December 1, 1998.

Todd Krieg and Matthew D'Attilio, CFA also co-manage the Emerging Growth Fund. Both have managed the Fund since its inception on August 15, 1997.

Joe Frohna, CFA, CPA manages the MicroCap Fund. Mr. Frohna is a Senior Vice President and Senior Portfolio Manager of FIRMCO and has been with Firstar since 1995. He has six years of investment management experience and has managed the Fund since September 9, 1997.

The portfolio management team comprised of James Chaney, Robert Mazuelos and John Hock manages the International Equity Fund for the Sub-Adviser. Mr. Chaney is primarily responsible for the day to day management of the Fund. Mr. Chaney joined the Sub-Adviser as Chief Investment Officer in 1996 and has 15 years of investment experience. Prior to joining the Sub-Adviser, he was Executive Vice President for Templeton Worldwide, Inc. and a senior member of its Portfolio Management/Strategy Committee. Robert Mazuelos joined the Sub-Adviser in 1995 as a research analyst and has eight years of investment management experience. Prior to joining the Sub-Adviser, he was a performance analyst at Templeton Investment Counsel, Inc. where he was responsible for return analysis on separate accounts and mutual funds. John Hock joined the Sub-Adviser in 1996 as a research analyst. Prior to joining the Sub-Adviser, he was a senior analyst in the global securities research and economics group at Merrill Lynch.

ADMINISTRATIVE SERVICES
Firstar Mutual Fund Services, LLC and B.C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators") and receives fees for those services.

SHAREOWNER ORGANIZATIONS - RETAIL A AND B SHARES; MONEY MARKET FUNDS (OTHER THAN INSTITUTIONAL MONEY MARKET FUND)
The Funds have adopted distribution and service plans for the Retail A and Retail B Shares. Under the distribution and service plans, the Funds may pay distribution fees for the sale and distribution of their shares and service fees for shareowner services. These fees are regulated by Rule 12b-1 under the Investment Company Act of 1940 and are subject to the NASD Conduct Rules. Because these fees are paid out of the Funds' assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds also have adopted service plans for the Retail A and B Shares, under which the Funds may pay service fees for shareowner services to Retail A and B shareowners.

For their services with respect to the Retail A Shares, shareowner organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement for distribution and/or shareowner support services. Under the distribution and service plan for the Retail B Shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of the Retail B Shares for distribution services with respect to the Retail B Shares. For their services with respect to the Retail B Shares, shareowner Organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25%, and 0.25% of the average daily net asset value of the shares covered by their agreement, respectively, for shareowner liaison under the distribution and service plan and for other support services under the service plan (as described below).

Under these Plans, the Funds may enter into agreements with shareowner Organizations, including affiliates of the Adviser (such as FIS). The shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareowner Organization's agreement with Firstar. In addition, investors should contact their shareowner Organizations with respect to the availability of shareowner services and the particular shareowner organization's procedures for purchasing and redeeming shares. It is the responsibility of shareowner organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

The Funds make no payments to their Distributor under the Plans for the Retail A Shares or under the service plan for the Retail B Shares. The Funds make payments to their Distributor under the distribution and service plan for distribution services with respect to the Retail B Shares. Payments to shareowner organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plan for the Retail B Shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Shareowner organizations will provide support and/or, in the case of the distribution and service plan for the Retail A Shares, distribution services to their customers who are the shareowners of the Funds. Under the Service Agreements, shareowner support services may include:

- assisting investors in processing purchase, exchange and redemption requests
- processing dividend and distribution payments from the Funds
- providing information periodically to customers showing their positions in Fund shares
- providing sub-accounting
- forwarding sales literature and advertising

Shareowner liaison services may include responding to customers' inquires and providing information on their investments, and other personal and account maintenance services within NASD Rules.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Firstar only to perform the administrative and investor servicing functions described above, and will represent to Firstar that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Fund shares.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareowner organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND ACCOUNTING SERVICES AGENT

Firstar Mutual Fund Service, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to:
Mutual Fund Service, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, Milwaukee, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

NET ASSET VALUE AND DAYS OF OPERATION
The price of the Retail A, Retail B and Institutional Shares (each, a "class") is based on net asset value per share. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

MONEY MARKET FUNDS

The net asset value of the money market funds for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central time (12:30 p.m. Central time for Institutional Money Market Fund) and as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central Time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.

Net asset value is computed using the amortized cost method as permitted by SEC rules.

------------------------------------------------------------------------------
The Company intends to use its best efforts to maintain the net asset value of each Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so.
------------------------------------------------------------------------------

NON-MONEY MARKET FUNDS
Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day the Exchange is open for trading.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareowners will not be able to purchase or redeem the Fund's shares.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

APPENDIX
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. Contact the Firstar Mutual Funds Services, LLC for a free copy of the Annual Report or Additional Statement.

<CAPTIONS>

MONEY MARKET FUNDS                                                            Supplemental Data and Ratios
                                                                   ------------------------------------------------
                                                                                                           Ratio of
                       Net Asset                  Dividends     Net Asset     Net Assets,    Ratio of    Net Investment
                         Value,          Net       from Net        Value,        End of     Net Expenses   Income to
                       Beginning     Investment   Investment      End of         Period      to Average   Average Net Total
                       of Period       Income       Income        Period         (000s)      Net Assets     Assets    Return
                       ---------     ----------   ----------      -------      ---------     ----------    --------   ------
MONEY MARKET FUND
Year Ended 1994           1.00           0.03       (0.03)          1.00        165,018       0.60%<F1>   3.44%<F1>   3.42%
Year Ended 1995           1.00           0.05       (0.05)          1.00        172,261       0.60%<F1>   5.36%<F1>   5.51%
Year Ended 1996           1.00           0.05       (0.05)          1.00        224,036       0.60%<F1>   4.94%<F1>   5.06%
Year Ended 1997           1.00           0.05       (0.05)          1.00        261,017       0.60%<F1>   4.98%<F1>   5.12%
Year Ended 1998           1.00           0.05       (0.05)          1.00        289,088       0.60%<F1>   5.05%<F1>   5.16%

INSTITUTIONAL MONEY
  MARKET FUND
Year Ended 1994           1.00           0.04       (0.04)          1.00        754,636       0.37%<F2>   3.64%<F2>   3.65%
Year Ended 1995           1.00           0.06       (0.06)          1.00        716,566       0.35%<F2>   5.63%<F2>   5.77%
Year Ended 1996           1.00           0.05       (0.05)          1.00        750,051       0.35%<F2>   5.19%<F2>   5.32%
Year Ended 1997           1.00           0.05       (0.05)          1.00       1,201,341      0.35%<F2>   5.23%<F2>   5.38%
Year Ended 1998           1.00           0.05       (0.05)          1.00       1,623,970      0.35%<F2>   5.30%<F2>   5.41%

U.S. TREASURY
  MONEY MARKET FUND
Year Ended 1994           1.00           0.03       (0.03)          1.00        56,020        0.60%<F3>   3.14%<F3>   3.20%
Year Ended 1995           1.00           0.05       (0.05)          1.00        64,655        0.60%<F3>   5.04%<F3>   5.16%
Year Ended 1996           1.00           0.05       (0.05)          1.00        53,430        0.60%<F3>   4.70%<F3>   4.80%
Year Ended 1997           1.00           0.05       (0.05)          1.00        78,478        0.60%<F3>   4.67%<F3>   4.80%
Year Ended 1998           1.00           0.05       (0.05)          1.00        91,872        0.60%<F3>   4.62%<F3>   4.71%

U.S. GOVERNMENT MONEY
  MARKET FUND
Year Ended 1994           1.00           0.03       (0.03)          1.00        183,591       0.60%<F4>   3.29%<F4>   3.35%
Year Ended 1995           1.00           0.05       (0.05)          1.00        163,068       0.60%<F4>   5.24%<F4>   5.37%
Year Ended 1996           1.00           0.05       (0.05)          1.00        198,334       0.60%<F4>   4.84%<F4>   4.96%
Year Ended 1997           1.00           0.05       (0.05)          1.00        198,592       0.60%<F4>   4.83%<F4>   4.99%
Year Ended 1998           1.00           0.05       (0.05)          1.00        233,176       0.60%<F4>   4.90%<F4>   4.97%

TAX-EXEMPT MONEY
  MARKET FUND
Year Ended 1994           1.00           0.02       (0.02)          1.00        70,436        0.60%<F5>   2.23%<F5>   2.25%
Year Ended 1995           1.00           0.03       (0.03)          1.00        84,084        0.60%<F5>   3.36%<F5>   3.42%
Year Ended 1996           1.00           0.03       (0.03)          1.00        79,328        0.60%<F5>   3.09%<F5>   3.13%
Year Ended 1997           1.00           0.03       (0.03)          1.00        108,639       0.60%<F5>   3.06%<F5>   3.12%
Year Ended 1998           1.00           0.03       (0.03)          1.00        122,451       0.60%<F5>   3.02%<F5>   3.04%

<F1> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.86%, 0.84%, 0.81%, 0.90%, 0.93%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 4.79%, 4.73%, 4.73%, 5.06%, 3.11%, respectively.

<F2> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.64%, 0.66%, 0.64%, 0.69%, 0.85%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 5.01%, 4.92%, 4.90%, 5.29%, 3.16%, respectively.

<F3> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.77%, 0.78%, 0.80%, 0.83%, 0.94%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31,1998, 1997, 1996, 1995, 1994 would have been 4.45%, 4.49%, 4.50%, 4.81%, 2.80%, respectively.

<F4> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.71%, 0.70%, 0.71%, 0.75%, 0.88%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 4.79%, 4.73%, 4.73%, 5.09%, 3.01%, respectively.

<F5> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended Octboer 31, 1998, 1997, 1996, 1995, 1994 would have been 0.75%, 0.75%, 0.78%, 0.84%, 0.93%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 2.87%, 2.91%, 2.91%, 3.12%, 1.90%, respectively.




RETAIL A SHARE BOND FUNDS

                                       Income from Investment Operations                         Less Distributions
                                     -------------------------------------            ---------------------------------------

                           Net                       Net Realized and                   Dividends   Distributions
                      Asset Value,        Net        Unrealized Gains   Total From      from Net        From
                        Beginning     Investment      or (Losses) on    Investment     Investment      Capital        Total
                        of Period     Income<F1>        Securities      Operations       Income         Gains     Distributions
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           10.56           0.56            (0.41)             0.15            (0.56)     (0.12)       (0.68)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           10.03           0.61             0.24              0.85            (0.60)        -         (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.28           0.58            (0.03)             0.55            (0.58)        -         (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.25           0.60             0.02              0.62            (0.60)        -         (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.27           0.58             0.07              0.65            (0.58)        -         (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE
BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           10.45           0.51            (0.69)            (0.18)           (0.51)     (0.09)       (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           9.67            0.60             0.53              1.13            (0.59)        -         (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.21           0.56            (0.02)             0.54            (0.56)        -         (0.56)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.19           0.58             0.12              0.70            (0.58)        -         (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.31           0.57             0.19              0.76            (0.57)        -         (0.57)
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT
INTERMEDIATE BOND
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           10.26           0.41            (0.48)            (0.07)           (0.41)        -         (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           9.78            0.42             0.45              0.87            (0.42)        -         (0.42)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.23           0.40            (0.01)             0.39            (0.41)        -         (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.21           0.42             0.14              0.56            (0.42)        -         (0.42)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.35           0.41             0.17              0.58            (0.41)        -         (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           28.91           1.65            (2.74)            (1.09)           (1.65)     (0.50)       (2.15)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           25.67           1.68             2.30              3.98            (1.79)     (0.04)       (1.83)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           27.82           1.61            (0.26)             1.35            (1.63)        -         (1.63)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           27.54           1.66             0.64              2.30            (1.68)        -         (1.68)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           28.16           1.64             0.85              2.49            (1.64)        -         (1.64)
-----------------------------------------------------------------------------------------------------------------------------------


                                                Supplemental Data and Ratios
                                            -------------------------------------
                                                                                      Ratio of Net
                                                       Net Assets,     Ratio of Net    Investment
                        Net Asset                         End of         Expenses        Income       Portfolio
                       Value, End        Total            Period        to Average     to Average     Turnover
                        of Period       Return            (000s)        Net Assets     Net Assets       Rate
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           10.03          1.46%          122,368          0.50%<F3>        5.43%<F3>    76.13%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           10.28          8.74%           47,730          0.69%<F3>        6.04%<F3>    100.58%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.25          5.54%           58,843          0.75%<F3>        5.67%<F3>    59.62%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.27          6.21%           65,567          0.75%<F3>        5.79%<F3>    77.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.34          6.58%           75,410          0.75%<F3>        5.67%<F3>    78.20%
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE
BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           9.67         (1.73)%           88,306           0.50%<F4>        5.19%<F4>    56.25%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           10.21         12.04%           11,576           0.50%<F4>        6.07%<F4>    66.69%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.19          5.51%           17,392           0.50%<F4>        5.59%<F4>    59.29%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.31          7.09%           20,691           0.50%<F4>        5.71%<F4>    40.61%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.50          7.57%           29,550           0.50%<F4>        5.50%<F4>    27.29%
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT
INTERMEDIATE BOND
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           9.78         (0.73)%            26,167          0.60%<F5>        4.04%<F5>    58.54%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           10.24          9.07%             7,711          0.71%<F5>        4.25%<F5>    44.13%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.21          3.87%            10,690          0.75%<F5>        3.99%<F5>    30.46%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.36          5.60%            19,199          0.75%<F5>        4.11%<F5>    11.22%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.52          5.73%            32,466          0.75%<F5>        4.00%<F5>    14.38%
-----------------------------------------------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           25.67        (3.89)%           256,778          0.48%<F6>        6.14%<F6>    49.70%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           27.82         16.05%            21,875          0.64%<F6>        6.31%<F6>    41.67%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           27.54          5.06%            42,671          0.68%<F6>        5.98%<F6>    33.38%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           28.16          8.68%            64,144          0.67%<F6>        6.08%<F6>    35.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           29.01          9.11%            95,301          0.67%<F6>        5.77%<F6>    20.07%
-----------------------------------------------------------------------------------------------------------------------------------

<F1> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.
<F2> The total return calculation for the Funds does not reflect the maximum sales charge of 3.75%.
<F3> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
    1995, 1994 would have been 1.11%, 1.11%, 1.12%, 1.10%, 0.90%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
    1995, 1994 would have been 5.31%, 5.43%, 5.30%, 5.63%, 5.03%, respectively.
<F4> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
    1995, 1994 would have been 0.96%, 0.98%, 0.99%, 0.98%, 0.78%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994 would have been 5.29%, 5.49%, 5.35%, 5.78%,
    4.91%, respectively.
<F5> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
    1995, 1994 would have been 1.06%, 1.13%, 1.22%, 1.20%, 0.98%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 3.69%, 3.73%, 3.52%, 3.76%, 3.67%, respectively.
<F6> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
    1995, 1994 would have been 0.74%, 0.74%, 0.75%, 0.71%, 0.51%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994, would have been 5.70%, 6.01%, 5.91%, 6.24%, 6.10%, respectively.




INSTITUTIONAL BOND FUNDS

                                       Income from Investment Operations                         Less Distributions
                                     -------------------------------------            ---------------------------------------

                           Net                       Net Realized and                   Dividends   Distributions
                      Asset Value,        Net        Unrealized Gains   Total From      from Net        From
                        Beginning     Investment      or (Losses) on    Investment     Investment      Capital        Total
                        of Period     Income<F1>        Securities      Operations       Income         Gains     Distributions
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           10.56           0.56            (0.41)             0.15            (0.56)     (0.12)       (0.68)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           10.03           0.63             0.24              0.87            (0.62)        -         (0.62)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.28           0.61            (0.03)             0.58            (0.61)        -         (0.61)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.25           0.62             0.02              0.64            (0.62)        -         (0.62)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.27           0.61             0.07              0.68            (0.61)        -         (0.61)
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE
BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           10.45           0.51            (0.69)            (0.18)           (0.51)     (0.09)       (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           9.67            0.62             0.53              1.15            (0.61)        -         (0.61)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.21           0.59            (0.02)             0.57            (0.59)        -         (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.19           0.60             0.12              0.72            (0.60)        -         (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.31           0.59             0.19              0.78            (0.59)        -         (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT
INTERMEDIATE BOND
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           10.26           0.41            (0.48)            (0.07)           (0.41)        -         (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           9.78            0.44             0.46              0.90            (0.44)        -         (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.24           0.43            (0.03)             0.40            (0.43)        -         (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.21           0.44             0.15              0.59            (0.44)        -         (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.36           0.44             0.16              0.60            (0.44)        -         (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           28.91           1.65            (2.74)            (1.09)           (1.65)     (0.50)       (2.15)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           25.67           1.74             2.29              4.03            (1.84)     (0.04)       (1.88)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           27.82           1.70            (0.27)             1.43            (1.70)        -         (1.70)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           27.55           1.75             0.61              2.36            (1.75)        -         (1.75)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           28.16           1.72             0.85              2.57            (1.71)        -         (1.71)
-----------------------------------------------------------------------------------------------------------------------------------


                                                Supplemental Data and Ratios
                                            -------------------------------------
                                                                                      Ratio of Net
                                                       Net Assets,     Ratio of Net    Investment
                        Net Asset                         End of         Expenses        Income       Portfolio
                       Value, End        Total            Period        to Average     to Average     Turnover
                        of Period       Return            (000s)        Net Assets     Net Assets       Rate
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           10.03          1.46%           122,368          0.50%<F2>        5.43%<F2>    76.13%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           10.28          8.95%            94,959          0.50%<F2>        6.23%<F2>    100.58%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.25          5.80%           147,466          0.50%<F2>        5.92%<F2>    59.62%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.27          6.47%           136,084          0.50%<F2>        6.04%<F2>    77.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.34          6.84%           120,693          0.50%<F2>        5.92%<F2>    78.20%
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE
BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           9.67         (1.73)%            88,306          0.50%<F3>        5.19%<F3>    56.25%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           10.21         12.25%           128,941          0.50%<F3>        6.26%<F3>    66.69%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.19          5.77%           173,468          0.50%<F3>        5.84%<F3>    59.29%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.31          7.36%           254,521          0.50%<F3>        5.96%<F3>    40.61%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.50          7.83%           291,289          0.50%<F3>        5.75%<F3>    27.29%
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT
INTERMEDIATE BOND
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           9.78         (0.73)%            26,167          0.60%<F4>        4.04%<F4>    58.54%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           10.24          9.38%            27,595          0.51%<F4>        4.45%<F4>    44.13%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           10.21          4.02%            36,652          0.50%<F4>        4.24%<F4>    30.46%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           10.36          5.96%            52,208          0.50%<F4>        4.36%<F4>    11.22%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.52          5.88%            66,427          0.50%<F4>        4.25%<F4>    14.38%
-----------------------------------------------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           25.67        (3.89)%           256,778          0.48%<F5>        6.14%<F5>    49.70%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           27.82         16.26%           290,274          0.44%<F5>        6.51%<F5>    41.67%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           27.55          5.35%           370,556          0.43%<F5>        6.23%<F5>    33.38%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           28.16          8.90%           408,018          0.42%<F5>        6.33%<F5>    35.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           29.02          9.41%           471,425          0.42%<F5>        6.02%<F5>    20.07%
-----------------------------------------------------------------------------------------------------------------------------------



<F1> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.
<F2> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 0.86%, 0.86%, 0.87%, 0.91%, 0.90%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 5.56%, 5.68%, 5.55%, 5.82%,
     5.03%, respectively.
<F3> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 0.71%, 0.73%, 0.74%, 0.79%, 0.78%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994, would have been 5.54%, 5.74%, 5.60%, 5.97%,
     4.91%, respectively.
<F4> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 0.81%, 0.88%, 0.97%, 1.00%, 0.98%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 3.94%, 3.98%, 3.77%, 3.96%,
     3.67%, respectively.
<F5> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 0.49%, 0.49% ,0.50%, 0.51%, 0.51%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994, would have been 5.95%, 6.26%, 6.16%, 6.44%,
     6.10%, respectively.







RETAIL A SHARE EQUITY FUNDS
                                       Income from Investment Operations                         Less Distributions
                                     -------------------------------------            ---------------------------------------

                           Net                       Net Realized and                   Dividends   Distributions
                      Asset Value,        Net        Unrealized Gains   Total From      from Net        From
                        Beginning     Investment      or (Losses) on    Investment     Investment      Capital        Total
                        of Period     Income<F1>        Securities      Operations       Income         Gains     Distributions
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Dec. 1, 1997<F1>
through Oct. 31, 1998     10.00          0.28             0.96             1.24          (0.24)           -         (0.24)
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           22.76          0.44            (0.66)           (0.22)         (0.44)           -         (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           22.10          0.49             3.77             4.26          (0.47)           -         (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           25.89          0.47             2.64             3.11          (0.47)        (0.55)       (1.02)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           27.98          0.58             4.19             4.77          (0.59)        (1.68)       (2.27)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           30.48          0.56             1.86             2.42          (0.58)        (2.50)       (3.08)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           23.70          0.43            (0.03)            0.40          (0.42)        (0.59)       (1.01)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           23.09          0.37             5.14             5.51          (0.38)        (0.60)       (0.98)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           27.62          0.42             6.61             7.03          (0.39)        (1.19)       (1.58)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           33.07          0.37             8.92             9.29          (0.39)        (2.73)       (3.12)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           39.24          0.36             6.55             6.91          (0.35)        (1.39)       (1.74)
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           33.04          0.77             0.35             1.12          (0.75)           -         (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           33.41          0.70             7.70             8.40          (0.68)        (0.06)       (0.74)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           41.07          0.77             8.69             9.46          (0.78)        (0.35)       (1.13)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           49.40          0.80            14.33            15.13          (0.81)        (0.61)       (1.42)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           63.11          0.84            12.58            13.42          (0.84)        (1.11)       (1.95)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           21.40          0.06             0.06             0.12          (0.05)           -         (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           21.47         (0.02)            4.16             4.14          (0.03)           -         (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           25.58         (0.07)            4.81             4.74            -              -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           30.32         (0.05)            6.30             6.25            -           (1.30)       (1.30)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           35.27         (0.02)            5.66             5.64          (0.02)        (5.17)       (5.19)
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           32.34          0.04             0.85             0.89          (0.04)           -         (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           33.19         (0.07)            8.49             8.42            -           (0.21)       (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           41.40         (0.13)            4.70             4.57            -           (4.59)       (4.59)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           41.38         (0.20)            8.44             8.24            -           (5.26)       (5.26)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           44.36         (0.24)           (2.07)           (2.31)           -           (4.46)       (4.46)
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 15, 1997<F1>
through Oct. 31, 1997     10.00          0.02             0.29             0.31            -              -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.31          0.03            (0.71)           (0.68)         (0.02)        (0.05)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
MICROCAP
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 1, 1995<F1>
through June 30, 1996     10.00         (0.02)            6.10             6.08          (0.04)        (0.62)       (0.66)
-----------------------------------------------------------------------------------------------------------------------------------
July 1, 1996
through Oct. 31, 1996     15.42         (0.08)            0.82             0.74            -              -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           16.16         (0.18)            4.24             4.06            -           (2.75)       (2.75)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           17.47         (0.25)           (3.17)           (3.42)           -           (1.67)       (1.67)
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
Apr. 28, 1994<F1>
through Oct. 31, 1994     20.00          0.04            (0.05)           (0.01)            -             -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           19.99          0.08            (0.87)           (0.79)          (0.04)       (0.01)       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           19.15          0.07             1.43             1.50           (0.07)       (0.37)       (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           20.21          0.06            (1.10)           (1.04)          (0.13)       (0.46)       (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           18.58          0.20            (3.15)           (2.95)          (0.08)       (0.37)       (0.45)
-----------------------------------------------------------------------------------------------------------------------------------


                                                Supplemental Data and Ratios
                                            -------------------------------------
                                                                                      Ratio of Net
                                                       Net Assets,     Ratio of Net    Investment
                        Net Asset                         End of         Expenses        Income       Portfolio
                       Value, End        Total            Period        to Average     to Average      Turnover
                        of Period    Return<F2><F13>      (000s)      Net Assets<F3> Net Assets<F3>      Rate
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Dec. 1, 1997<F1>
through Oct. 31, 1998     11.00         12.46%           10,614          1.00%<F4>      2.82%<F4>       58.33%
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           22.10         (0.93)%          94,657          0.75%<F5>      2.03%<F5>       59.77%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           25.89         19.55%           21,832          0.94%<F5>      2.05%<F5>       61.87%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           27.98         12.30%           29,034          1.00%<F5>      1.80%<F5>       63.91%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           30.48         18.07%           44,026          1.00%<F5>      2.06%<F5>       69.90%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           29.82          8.60%           59,657          1.00%<F5>      1.91%<F5>       56.44%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           23.09          1.84%           164,053         0.90%<F6>      1.89%<F6>       56.85%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           27.62         24.75%           42,424          1.09%<F6>      1.51%<F6>       47.85%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           33.07         26.62%           71,310          1.15%<F6>      1.42%<F6>       51.37%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           39.24         30.47%           128,070         1.12%<F6>      1.09%<F6>       31.36%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           44.41         18.08%           190,331         1.12%<F6>      0.86%<F6>       48.56%
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           33.41          3.51%           107,563         0.50%<F7>      2.38%<F7>       13.28%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           41.07         25.79%           18,663          0.66%<F7>      2.14%<F7>        4.61%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           49.40         23.36%           39,656          0.66%<F7>      1.76%<F7>        7.48%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           63.11         31.08%           76,866          0.63%<F7>      1.40%<F7>        9.81%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           74.58         21.63%           110,129         0.58%<F7>      1.18%<F7>        2.91%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           21.47          0.56%           113,197         0.88%<F8>      0.30%<F8>       33.24%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           25.58         19.31%           10,105          1.09%<F8>     (0.06)% <F8>     49.84%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           30.32         18.53%           16,636          1.15%<F8>     (0.29)% <F8>     56.75%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           35.27         21.30%           25,043          1.14%<F8>     (0.16)% <F8>     62.09%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           35.72         18.58%           38,213          1.14%<F8>     (0.05)% <F8>     51.82%
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           33.19          2.77%           395,584         0.89%<F9>      0.13%<F9>       69.74%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           41.40         25.56%           87,269          1.09%<F9>     (0.19)% <F9>     79.25%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           41.38         12.27%           111,159         1.13%<F9>     (0.35)% <F9>     103.34%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           44.36         22.18%           147,396         1.12%<F9>     (0.50)% <F9>     97.40%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           37.59         (5.91)%          136,146         1.13%<F9>     (0.57)% <F9>     77.39%
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 15, 1997<F1>
through Oct. 31, 1997    10.31           3.10%            5,355         1.15%<F10>      0.93%<F10>      14.51%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           9.56          (6.58)%          12,884         1.15%<F10>      0.24%<F10>      132.63%
-----------------------------------------------------------------------------------------------------------------------------------
MICROCAP
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 1, 1995<F1>
through June 30, 1996     15.42         63.52%            9,036         1.99%<F11>    (0.36)% <F11>     283.67%
-----------------------------------------------------------------------------------------------------------------------------------
July 1, 1996
through Oct. 31, 1996     16.16          4.80%            9,273         1.97%<F11>    (1.69)% <F11>     64.44%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           17.47         29.78%           16,793         1.95%<F11>    (1.45)% <F11>     158.39%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           12.38        (21.71)%          12,419         1.99%<F11>    (1.63)% <F11>     135.61%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Apr. 28, 1994<F1>
through Oct. 31, 1994     19.99         (0.05)%          23,756         1.49%<F12>      0.44%<F12>       6.55%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           19.15         (3.95)%           1,633         1.70%<F12>      0.46%<F12>      15.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           20.21          7.95%            3,769         1.75%<F12>      0.37%<F12>      31.57%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           18.58         (5.30)%           6,502         1.75%<F12>      0.25%<F12>      97.09%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           15.18        (16.16)%           6,486         1.75%<F12>      1.12%<F12>      43.96%
-----------------------------------------------------------------------------------------------------------------------------------
<F1> Commencement of operations.
<F2> Not annualized for the period ended October 31, 1998 for the Balanced Income, for the period ended October 31, 1997 for the
     Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund and for the period ended October 31, 1994 for the International Equity Fund.
<F3> Annualized for the period ended October 31, 1998 for the Balanced Income, for the period ended October 31, 1997 for the
     Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the
     MicroCap Fund and for the period ended October 31, 1994 for the International Equity Fund.
<F4> Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 1998 would have been 1.63%
     and ratio of net investment income to average net assets for the period ended
     October 31, 1998 would have been 2.19%.
<F5> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 1.24%, 1.25%, 1.28%, 1.25%, 1.05%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.67%, 1.80%, 1.52%, 1.74%, 1.73%, respectively.
<F6> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 1.19%, 1.19%, 1.23%, 1.20%, 1.01%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994, would have been 0.79%, 1.02%, 1.35%, 1.40%, 1.78%, respectively.
<F7> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 0.69%, 0.70%, 0.73%, 0.73%, 0.57%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.07%, 1.33%, 1.69%, 2.07%, 2.31%, respectively.
<F8> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 1.21%, 1.21%, 1.23%, 1.21%, 1.00%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been (0.12)%, (0.24)%, (0.36)%, (0.18)%,
     0.19%, respectively.
<F9> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 1.20%, 1.20%, 1.20%, 1.17%, 0.98%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been (0.64)%, (0.57)%, (0.42)%, (0.27)%,
     0.04%, respectively.
<F10>Without fees waived, ratios of net expenses to average net assets for the fiscal year ended October 31, 1998 and the period ended October 31, 1997 would have been 1.42%, 1.59%, respectively; and ratios of net investment income to average net assets for the fiscal year ended October 31, 1998 and the period ended October 31, 1997 would have been (0.03)%, 0.59%, respectively.
<F11>Without fees waived, the ratio of net expenses to average net assets for the periods ended October 31, 1998, 1997, 1996 and
     June 30, 1996 would have been 2.06%, 2.03%, 2.04% and 2.22%, respectively, and the ratio of net investment income (loss) to average net assets for the periods ended October 31, 1998, 1997, 1996 and June 30, 1996 would have been (1.70)%, (1.53)%,
     (1.76)% and (0.59)%, respectively.
<F12>Without fees waived, ratios of net expenses to average net assets for the fiscal year ended October 31, 1998, 1997, 1996, 1995 and the period ended October 31, 1994 would have been 2.16%, 2.50%, 2.61%, 2.85% and 2.85%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and the period ended
     October 31, 1994 would have been 0.71%, (0.50)%, (0.48)%, (0.69)% and (0.92)%, respectively.
<F13>The total return calculations for the Funds do not reflect the maximum sales charge of 4.50%.




INSTITUTIONAL EQUITY FUNDS

                                       Income from Investment Operations                         Less Distributions
                                     -------------------------------------            ---------------------------------------

                           Net                       Net Realized and                   Dividends   Distributions
                      Asset Value,        Net        Unrealized Gains   Total From      from Net        From
                        Beginning     Investment      or (Losses) on    Investment     Investment      Capital        Total
                        of Period       Income          Securities      Operations       Income         Gains     Distributions
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Dec. 1, 1997<F1> through
Oct. 31, 1998             10.00          0.30              0.96            1.26         (0.25)            -         (0.25)
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           22.76          0.44             (0.66)          (0.22)         (0.44)            -         (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           22.10          0.53              3.78            4.31          (0.51)            -         (0.51)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           25.90          0.55              2.62            3.17          (0.53)         (0.55)       (1.08)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           27.99          0.66              4.20            4.86          (0.66)         (1.68)       (2.34)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           30.51          0.62              1.86            2.48          (0.64)         (2.50)       (3.14)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           23.70          0.43             (0.03)           0.40          (0.42)         (0.59)       (1.01)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           23.09          0.42              5.14            5.56          (0.42)         (0.60)       (1.02)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           27.63          0.50              6.61            7.11          (0.47)         (1.19)       (1.66)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           33.08          0.46              8.94            9.40          (0.47)         (2.73)       (3.20)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           39.28          0.47              6.55            7.02          (0.45)         (1.39)       (1.84)
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           33.04          0.77              0.35            1.12          (0.75)            -         (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           33.41          0.76              7.71            8.47          (0.74)         (0.06)       (0.80)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           41.08          0.91              8.68            9.59          (0.89)         (0.35)       (1.24)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           49.43          0.95             14.33           15.28          (0.94)         (0.61)       (1.55)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           63.16          1.02             12.59           13.61          (1.00)         (1.11)       (2.11)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           21.40          0.06              0.06            0.12          (0.05)            -         (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           21.47          0.03              4.16            4.19          (0.05)            -         (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           25.61         (0.01)             4.83            4.82             -              -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           30.43          0.04              6.31            6.35             -           (1.30)       (1.30)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           35.48          0.07              5.70            5.77          (0.03)         (5.17)       (5.20)
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           32.34          0.04              0.85            0.89          (0.04)            -         (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           33.19          0.00              8.49            8.49             -           (0.21)       (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           41.47         (0.04)             4.74            4.70             -           (4.59)       (4.59)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           41.58         (0.11)             8.49            8.38             -           (5.26)       (5.26)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           44.70         (0.14)            (2.09)          (2.23)            -           (4.46)       (4.46)
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 15, 1997<F1> through
Oct. 31, 1997             10.00          0.02              0.29            0.31             -              -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           10.31          0.05             (0.71)          (0.66)         (0.02)         (0.05)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
MICROCAP
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 1, 1995<F1> through
June 30, 1996             10.00         (0.02)             6.14            6.12          (0.05)         (0.62)       (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
July 1, 1996 through
Oct. 31, 1996             15.45         (0.07)             0.82            0.75             -              -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           16.20         (0.15)             4.27            4.12             -           (2.75)       (2.75)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           17.57         (0.22)            (3.19)          (3.41)            -           (1.67)       (1.67)
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Apr. 28, 1994<F1> through
Oct. 31, 1994             20.00          0.04             (0.05)          (0.01)            -              -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           19.99          0.12             (0.87)          (0.75)         (0.04)         (0.01)       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           19.19          0.11              1.44            1.55          (0.10)         (0.37)       (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           20.27          0.10             (1.10)          (1.00)         (0.17)         (0.46)       (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           18.64          0.24             (3.16)          (2.92)         (0.09)         (0.37)       (0.46)
-----------------------------------------------------------------------------------------------------------------------------------


                                                Supplemental Data and Ratios
                                            -------------------------------------
                                                                                      Ratio of Net
                                                       Net Assets,     Ratio of Net    Investment
                        Net Asset                         End of         Expenses        Income       Portfolio
                       Value, End        Total            Period        to Average     to Average     Turnover
                        of Period       Return            (000s)        Net Assets     Net Assets       Rate
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Dec. 1, 1997<F1> through
Oct. 31, 1998             11.01         12.70%            34,036       0.75%<F4>        3.07%<F4>       58.33%
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           22.10        (0.93)%            94,657       0.75%<F5>        2.03%<F5>       59.77%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           25.90         19.79%           104,552       0.75%<F5>        2.24%<F5>       61.87%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           27.99         12.56%           129,415       0.75%<F5>        2.05%<F5>       63.91%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           30.51         18.39%           164,382       0.75%<F5>        2.31%<F5>       69.90%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           29.85         8.83%            188,123       0.75%<F5>        2.16%<F5>       56.44%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           23.09         1.84%            164,053       0.90%<F6>        1.89%<F6>       56.85%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           27.63         25.00%           162,752       0.90%<F6>        1.70%<F6>       47.85%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           33.08         26.90%           226,888       0.90%<F6>        1.67%<F6>       51.37%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           39.28         30.83%           366,020       0.87%<F6>        1.34%<F6>       31.36%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           44.46         18.35%           474,603       0.87%<F6>        1.11%<F6>       48.56%
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           33.41         3.51%            107,563       0.50%<F7>        2.38%<F7>       13.28%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           41.08         26.02%           138,106       0.46%<F7>        2.34%<F7>        4.61%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           49.43         23.68%           212,072       0.41%<F7>        2.01%<F7>        7.48%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           63.16         31.38%           315,759       0.38%<F7>        1.66%<F7>        9.81%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           74.66         21.93%           452,752       0.33%<F7>        1.43%<F7>        2.91%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           21.47         0.56%            113,197       0.88%<F8>        0.30%<F8>       33.24%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           25.61         19.55%           134,428       0.90%<F8>        0.13%<F8>       49.84%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           30.43         18.82%           155,293       0.90%<F8>       (0.04)%<F8>      56.75%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           35.48         21.56%           181,650       0.89%<F8>        0.09%<F8>       62.09%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           36.05         18.89%           197,798       0.89%<F8>        0.20%<F8>       51.82%
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           33.19         2.77%            395,584       0.89%<F9>        0.13%<F9>       69.74%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           41.47         25.79%           434,228       0.90%<F9>        0.00%<F9>       79.25%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           41.58         12.58%           482,857       0.88%<F9>      (0.10)% <F9>      103.34%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           44.70         22.44%           569,028       0.87%<F9>      (0.25)% <F9>      97.40%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           38.01         (5.66)%          464,858       0.88%<F9>      (0.32)% <F9>      77.39%
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 15, 1997<F1> through
Oct. 31, 1997            10.31          3.10%             48,044      0.90%<F10>       1.18%<F10>       14.51%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           9.58         (6.35)%            60,400      0.90%<F10>       0.49%<F10>       132.63%
-----------------------------------------------------------------------------------------------------------------------------------
MICROCAP
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 1, 1995<F1> through
June 30, 1996             15.45         63.93%            63,595      1.74%<F11>      (0.16)% <F11>     283.67%
-----------------------------------------------------------------------------------------------------------------------------------
July 1, 1996 through
Oct. 31, 1996             16.20         4.85%             66,368      1.72%<F11>      (1.44)% <F11>     64.44%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           17.57         30.12%           103,840      1.70%<F11>      (1.20)% <F11>     158.39%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           12.49        (21.51)%           72,696      1.74%<F11>      (1.38)% <F11>     135.61%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Apr. 28, 1994<F1> through
Oct. 31, 1994             19.99        (0.05)%            23,756      1.49%<F12>       0.44%<F12>        6.55%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995           19.19        (3.75)%            31,187      1.50%<F12>       0.66%<F12>       15.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996           20.27         8.21%             43,182      1.50%<F12>       0.62%<F12>       31.57%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997           18.64        (5.10)%            57,206      1.50%<F12>       0.50%<F12>       97.09%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998           15.26        (15.97)%           44,670      1.50%<F12>       1.37%<F12>       43.96%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Commencement of operations.
<F2> Not annualized for the period ended October 31, 1998 for the Balanced Income, for the period ended October 31, 1997 for the
     Emerging Growth Fund, for the period ended June 30, 1996 and
     October 31, 1996 for the MicroCap Fund and for the period ended October 31, 1994 for the International Equity Fund.
<F3> Annualized for the period ended October 31, 1998 for the Balanced Income, for the period ended October 31, 1997 for the
     Emerging Growth Fund, for the period ended June 30, 1996 and
     October 31, 1996 for the MicroCap Fund and for the period ended October 31, 1994 for the International Equity Fund.
<F4> Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 1998 would have been 1.38%
     and ratio of net investment income to average net assets for the period ended October 31, 1998 would have been 2.44%.
<F5> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 0.99%, 1.00%, 1.03%, 1.06%, 1.05%, respectively;
     and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.92%, 2.05%, 1.77%, 1.93%, 1.73%, respectively.
<F6> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 0.94%, 0.94%, 0.98%, 1.01%, 1.01%, respectively;
     and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.04%, 1.27%, 1.59%, 1.59%,  1.78%, respectively.
<F7> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 0.44%, 0.45%, 0.48%, 0.53%, 0.57%, respectively;
     and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.32%, 1.59%, 1.94%, 2.27%, 2.31%, respectively.
<F8> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 0.96%, 0.96%, 0.98%, 1.02%, 1.00%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.13%, 0.01%, (0.12)%, 0.01%, 0.19%, respectively.
<F9> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996,
     1995, 1994 would have been 0.95%, 0.95%, 0.95%, 0.98%, 0.98%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been (0.39)%, (0.32)%, (0.17)%, (0.08)%,
     0.04%, respectively.
<F10> Without fees waived, ratios of net expenses to average net assets for the fiscal year ended October 1998 and for the period ended October 31, 1997 would have been 1.17%, 1.24%, respectively; and ratios of net investment income to average net assets for the fiscal year ended October 1998 and for the period ended October 31, 1997 would have been 0.22%, 0.84%, respectively.
<F11> Without fees waived, the ratio of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997 and for the periods ended October 31, 1996 and June 30, 1996 would have been 1.81%, 1.78%, 1.79% and 1.97%, respectively, and the ratio of net investment income (loss) to average net assets for the fiscal years ended October 31, 1998, 1997 and for the periods ended October 31, 1996 and June 30, 1996 would have been (1.45)%, (1.28)%, (1.51)% and (0.39)%, respectively.
<F12> Without fees waived, ratios of net expenses to average net assets for the fiscal year ended October 31, 1998, 1997, 1996, 1995 and the period ended October 31, 1994 would have been 1.92%, 2.25%, 2.36%, 2.65% and 2.85%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and the period ended
     October 31, 1994 would have been 0.96%, (0.25)%, (0.24)%, (0.49)% and (0.92)%, respectively.
     Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street
     Global Advisers.




NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' ADDITIONAL STATEMENT INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

"STANDARD & POOR'SR", S&PR", "S&P 500R", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY FIRSTAR FUNDS. THE EQUITY INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO
REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE EQUITY INDEX FUND.

THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX ARE TRADEMARKS OF LEHMAN BROTHERS. THE FUND, ITS ADVISER AND THE CO-ADMINISTRATORS ARE NOT AFFILIATED IN ANY WAY WITH LEHMAN BROTHERS. INCLUSION OF A SECURITY IN THE BOND INDEX IN NO WAY IMPLIES AN OPINION BY LEHMAN BROTHERS AS TO ITS ATTRACTIVENESS OR APPROPRIATENESS AS AN INVESTMENT. LEHMAN BROTHERS' PUBLICATION OF THE BOND INDEX IS NOT MADE IN CONNECTION WITH ANY SALE OR OFFER FOR SALE OF SECURITIES OR ANY SOLICITATIONS OF ORDERS FOR
THE PURCHASE OF SECURITIES.

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareowners. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-228-1024 or 1-414-287-3808.

To obtain other information and for shareowner inquiries:

By telephone - call 1-800-228-1024 or 1-414-287-3808

By mail - Firstar Funds
615 East Michigan Street
P.O. Box 3011
Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: SEC - http://www.sec.gov
You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.
The Fund's Investment Company Act File Number is 811-5380

